                                                                EXHIBIT 10.38




                          PURCHASE AND SALE AGREEMENT

                                  BY AND AMONG

                      CROSSINGS INTERNATIONAL CORPORATION,
                            a Washington corporation

                                   ("SELLER")

                    NEW CROSSINGS INTERNATIONAL CORPORATION,
                              a Nevada corporation

                                   ("TENANT")

                        2010 UNION LIMITED PARTNERSHIP,
                        a Washington limited partnership
                         ("Union Limited Partnership")

                                      AND

                      NATIONWIDE HEALTH PROPERTIES, INC.,
                             a Maryland corporation

                                   ("BUYER")


                               December 15, 1995

                              TABLE OF CONTENTS

                                                                                                                     Page
ARTICLE I                  DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2
ARTICLE II                 AGREEMENT OF PURCHASE AND SALE   . . . . . . . . . . . . . . . . . . . . . .                7
   2.1.       Agreement to Purchase and Sell  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                7

ARTICLE III                CLOSING AND CONDITIONS   . . . . . . . . . . . . . . . . . . . . . . . . . .                7
   3.1.       Closing Conference  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                7
   3.2.       Delivery to Title Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                7
   3.3.       Delivery to Parties at Closing Conference   . . . . . . . . . . . . . . . . . . . . . . .                8
   3.4.       Title Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               10
   3.5.       Additional Conditions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               11
   3.6.       Waiver of Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               12
   3.7.       Outside Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               13

ARTICLE IV                 COSTS AND PRORATIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . .               13
   4.1.       Closing Costs   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               13
   4.2.       Prorations      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               14

ARTICLE V                  REPRESENTATIONS AND WARRANTIES   . . . . . . . . . . . . . . . . . . . . . .               15
   5.1.       Representations and Warranties of Seller  . . . . . . . . . . . . . . . . . . . . . . . .               15
   5.2.       Representations and Warranties of Buyer   . . . . . . . . . . . . . . . . . . . . . . . .               20
   5.3.       Indemnifications  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               20

ARTICLE VI                 MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               22
   6.1.       Brokers and Consultants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               22
   6.2.       Survival        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               22
   6.3.       Further Instruments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               22
   6.4.       Limitation of Ability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               22
   6.5.       Entire Agreement; Amendments; Captions  . . . . . . . . . . . . . . . . . . . . . . . . .               23
   6.6.       Consents and Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               23
   6.7.       Incorporation of Exhibits and Recitals  . . . . . . . . . . . . . . . . . . . . . . . . .               23
   6.8.       Time of the Essence; Non-Business Days  . . . . . . . . . . . . . . . . . . . . . . . . .               23
   6.9.       Terminology     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               23
   6.10.      Attorneys' Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               23
   6.11.      Cumulative Remedies   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               23
   6.12.      Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               24
   6.13.      Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               24
   6.14.      Notices         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               24
   6.15.      Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               25
   6.16.      Exclusive Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               25
   6.17.      Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               26

   6.18.      No Third Parties Benefitted   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               26

   EXHIBIT A  LEGAL DESCRIPTION OF FEE PARCELS

   EXHIBIT B  LEGAL DESCRIPTION OF LEASEHOLD PARCELS

   EXHIBIT C  DESCRIPTION OF ASSUMED INDEBTEDNESS

   EXHIBIT D  FORM OF BILL OF SALE AND ASSIGNMENT

   EXHIBIT E  FORM OF CERTIFICATE OF NON-FOREIGN STATUS

   EXHIBIT F  FORM OF CLOSING PROCEDURE LETTER

   EXHIBIT G  FORM OF DEEDS

   EXHIBIT H  FORM OF WRITTEN AUTHORIZATION TO CLOSE

   EXHIBIT I  SCHEDULE OF ENVIRONMENTAL AUDIT REPORTS

                          PURCHASE AND SALE AGREEMENT


              THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made as of December 15, 1995, by and between CROSSINGS INTERNATIONAL CORPORATION, a Washington corporation ("Seller"), NEW CROSSINGS INTERNATIONAL CORPORATION, a Nevada corporation ("Tenant"), 2010 UNION LIMITED PARTNERSHIP, a Washington limited partnership ("Union Limited Partnership"), and NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation ("Buyer").

                                    RECITALS

              A. Seller is the fee owner (or is under contract with one or more of its Affiliates to become the fee owner) of those certain parcels of real property more particularly described in Exhibit A attached hereto and by this reference incorporated herein (each individually, a "Fee Parcel").

              B. Seller and Union Limited Partnership are (or, in the case of Seller, is under contract with its Affiliate to become) the owners of leasehold estates as to those certain parcels of real property more particularly described in Exhibit B attached hereto and by this reference incorporated herein (each individually, a "Leasehold Parcel") pursuant to ground leases as described in said Exhibit B (each individually, a "Ground Lease"). The Leasehold Parcels are referred to as the "Mt. Hood Parcel" and the "Allenmore Parcel" in keeping with the facility name shown for such Leasehold Parcels on said Exhibit B. Seller is (or will become) the lessee of the Mt. Hood Parcel and Union Limited Partnership, an Affiliate of Seller, is the lessee of the Allenmore Parcel.

              C. Each Fee Parcel and each Leasehold Parcel shall sometimes be referred to individually herein as a "Parcel" and collectively as the "Land."

              D. The Land is improved with certain buildings and other Improvements (as hereinafter defined) and each Parcel together with the Improvements thereon is operated as an assisted living facility.

              E. Seller desires to sell, and Buyer desires to buy, all of the Property (as hereinafter defined) other than the Allenmore Parcel. Effective immediately following the sale of the Property, the shareholders of Seller intend to contribute their shares of stock of Seller to Tenant in exchange for all of the shares of capital stock of Tenant, with Seller becoming a wholly-owned subsidiary of Tenant. In addition, Buyer desires to make a loan to Union Limited Partnership and Union Limited Partnership desires to accept such loan with respect to the Allenmore Parcel, all upon the terms and conditions set forth herein.

                                   AGREEMENT

              NOW, THEREFORE, taking the foregoing Recitals into account, and in consideration of the mutual covenants, agreements and conditions set forth herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

              As used herein (including any Exhibits attached hereto), the following terms shall have the following meanings:

              "Affiliate" shall mean, with respect to any person or entity, any other person or entity which controls, is controlled by or is under common control with the first person or entity.

              "Allenmore Parcel" shall have the meaning given such term in Recital B hereof.

              "Assumed Indebtedness" shall mean the loans to be assumed by Buyer as part of the Purchase Price as provided herein, as such loans are described on Exhibit C attached hereto and by this reference incorporated herein.

              "Bill of Sale" shall mean a bill or bills of sale in the form attached as Exhibit D hereto and sufficient to transfer to Buyer all Personal Property.

              "Business Agreement" shall mean any lease, rental agreement, management agreement, loan agreement, mortgage, easement, covenant, restriction or other agreement or instrument affecting all or a portion of the Property and which is presently in effect or binding upon Seller or all or any portion of the Property.

              "Certificate of Non-Foreign Status" shall mean a certificate or certificates dated as of the Closing Date, addressed to Buyer and duly executed by Seller or its applicable Affiliates, in the form of Exhibit E attached hereto.

              "Claim" shall mean any obligation, liability, lien, encumbrance, loss, damage, cost, expense or claim, including, without limitation, any claim for damage to property or injury to or death of any person or persons.

              "Closing" shall mean the consummation of the sale and purchase provided for herein.

              "Closing Conference" shall mean a conference held in Seattle, Washington, on the Closing Date in order to bring about the Closing at the offices of Seller's counsel, or such other place as the parties hereto may hereafter mutually agree.

              "Closing Date" shall mean December 20, 1995, or such earlier or later date as shall be hereafter agreed upon by the parties hereto.

              "Closing Procedure Letter" shall mean a letter to the Title Company executed by Seller and Buyer setting forth directions for the Title Company in connection with the Closing and in the form of Exhibit F attached hereto.

              "Debt Service Reserve" shall mean cash in the amount of One Hundred Sixty-Seven Thousand One Hundred Forty-Nine and 25/100 Dollars ($167,149.25) to be held by Buyer as additional security for Union Limited Partnership's obligations under the NHP Loan Documents, as further described in such NHP Loan Documents.

              "Deed" shall mean a deed or deeds substantially in the form of Exhibit G attached hereto, executed by Seller or its applicable Affiliates, as grantor, in favor of Buyer, as grantee, conveying the Land and Improvements to Buyer with respect to the Fee Parcels in their entirety and with respect to the Improvements located on the Mt. Hood Parcel, subject only to the Permitted Exceptions.

              "Existing Encumbrances" shall have the meaning given such term in
Section 4.1(g).

              "Facility Lease" shall mean the following in form and substance satisfactory to Buyer: (i) a lease of each Fee Parcel from Buyer as lessor to Tenant as lessee; (ii) a sublease of the Mt. Hood Parcel from Buyer as sublessor to Tenant as sublessee; and (iii) a sublease of the Allenmore Parcel from Union Limited Partnership as sublessor to Tenant as sublessee.

              "Fee Parcel" shall have the meaning given to such term in Recital A hereof.

              "Financing Statement" shall mean a financing statement or statements (applicable UCC form) executed by Tenant, as debtor, in favor of Buyer, as secured party, to be filed in connection with the Facility Leases (other than for the Allenmore Parcel).

              "Fixture" shall mean all property now or upon the Closing Date located on or about the Property which is attached or appurtenant thereto.

              "Fixture Filing" shall mean a financing statement or statements (applicable UCC form) executed by Tenant, as debtor, in favor of Buyer, as secured party, to be filed in connection with the Facility Leases (other than for the Allenmore Parcel).

              "Hazardous Materials" shall mean (i) any petroleum products and/or by-products (including any fraction thereof), flammable substances, explosives, radioactive materials, hazardous or toxic wastes, substances or materials, known carcinogens or any other materials, contaminants or pollutants which pose a hazard to the Property or to persons on or about the Property or cause the Property to be in violation of any Hazardous Materials Laws: (ii) asbestos in any form which is friable; (iii) urea formaldehyde in foam insulation or any other form; (iv) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million or any other more restrictive standard then prevailing; (v) medical wastes and biohazards; (vi) radon gas; and (vii) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of the Property or the owners and/or occupants of property adjacent to or surrounding the Property.

              "Improvements" shall mean all buildings, improvements, structures and Fixtures now or on the Closing Date located on the Land, including, without limitation, parking lots and structures, roads, drainage and other utility structures and other so-called "infrastructure" improvements.

              "Intangible Property" means all Permits and other intangible property or any interest therein now or on the Closing Date owned or held by Seller or Tenant or any of their Affiliates in connection with the Land, the Improvements or the Fixtures, or any business or businesses now or hereafter conducted by Seller, Tenant or any of their Affiliates thereon or with the use thereof, including all rights of Seller or Tenant in and to all leases, contract rights, agreements, trade or other names associated with the operation of the Property by Seller or Tenant (including, without limitation, the names "Albany Residential", "The Atrium", "Canterbury Gardens", "The Inn at Canterbury", "Columbia Edgewater", "Courtyard Village", "Forest Grove Residential", "Heritage, Mt. Hood", "The Heritage at Rogue Valley", "McMinnville Residential", "Ridge Point" and "River Place"), water rights and reservations, zoning rights, business licenses and warranties (including those relating to construction or fabrication) related to the Land, the Improvements or the Fixtures, or any part thereof; provided, however, "Intangible Property" shall not include the general corporate trademarks, service marks, logos or insignia or books and records of Seller, Tenant or any of their Affiliates, nor any cash, accounts receivable or bank accounts of Seller or Tenant.

              "Land" shall have the meaning given such term in Recital C hereof.

              "Laws" means all federal, state and local laws, moratoria, initiatives, referenda, ordinances, rules, regulations, standards, orders and other governmental requirements, including, without limitation, those relating to the environment, health and safety, or handicapped persons, where the failure to abide by the same would have a material adverse effect on Buyer, Seller or the Property or the operation or use thereof.

              "Leasehold Parcel" shall have the meaning given such term in Recital A hereof.

              "Lease Assignment Agreement" shall mean an instrument assigning the leasehold estate in the Mt. Hood Parcel under the applicable Ground Lease to Buyer in form and substance satisfactory to Buyer, including without limitation the approval of the ground lessor for such assignment and for the sublease of the Mt. Hood Parcel pursuant to a Facility Lease.

              "Lease Guaranty" shall mean a guaranty or guaranties of Tenant's obligations as lessee (or sublessee, as applicable) under the Facility Leases executed by Seller in favor of Buyer in form and substance acceptable to Buyer; provided, however, in the case of the Allenmore Facility, the Lease Guarantee shall guarantee Tenant's obligations as lessee in favor of Union Limited Partnership as landlord and the benefit of the same shall run also in favor of Buyer.

              "Memorandum of Lease" shall mean a memorandum or memoranda of the Facility Leases in form and substance acceptable to Buyer to be recorded in the official records of each county in which a Parcel is located.

              "Mt. Hood Parcel" shall have the meaning given such term in Recital B hereof.

              "NHP Loan" shall mean a loan from Buyer, as lender, to Union Limited Partnership, as borrower, in the original principal amount of Six Million Five Hundred Fifty Thousand Dollars ($6,550,000.00) secured by, among other things, the leasehold estate of Union Limited Partnership under the Ground Lease covering the Allenmore Parcel.

              "NHP Loan Documents" shall mean the instruments which evidence and secure the NHP Loan, all in form and substance satisfactory to Buyer.

              "Parcel" shall have the meaning given such term in Recital C hereof.

              "Permits" means all permits, licenses, approvals, entitlements and other governmental and quasi-governmental authorizations including, without limitation, certificates of occupancy, required in connection with the ownership, planning, development, construction, use, operation or maintenance of the Property for the purpose as described in the Facility Leases. As used herein, "quasi-governmental" shall include the providers of all utilities services to the Property.

              "Permitted Exceptions" shall mean those title exceptions or defects which have been approved in writing by Buyer to appear as exceptions on the Title Policies.

              "Personal Property" shall mean all Intangible Property and all furnishings, equipment, tools, machinery, fixtures, appliances and all other tangible personal property, other than the Fixtures, now or on the Closing Date located on or about the Land or Improvements or used in connection with the operation thereof which is owned by Seller or its applicable Affiliates, specifically excluding computer equipment, food, linens, clothing, medical records, vehicles and other personal property owned by Seller or Tenant and personal property owned by residents and employees of Seller or Tenant.

              "Property" means, collectively, the Land and all rights, titles, and appurtenant interests, the Improvements, the Fixtures, the Personal Property and the Intangible Property. As used in the foregoing, "appurtenant interests" shall mean those interests which pass by operation of law with the conveyance of the fee simple estate in the Land and Improvements.

              "Purchase Price" shall mean an amount equal to Fifty-Four Million Six Hundred Twenty-Three Thousand Dollars ($54,623,000.00).

              "Real Property" shall mean the Land, the Improvements and the Fixtures.

              "Security Deposit" shall mean cash in the total amount of One Million Three Hundred Eighty-One Thousand Three Hundred Seventy-One and 71/100 Dollars ($1,381,371.71) to be held by Buyer as additional security for performance by Seller under the Facility Leases, and to be divided between the Facility Leases as set forth in the Facility Leases.

              "Subdivision Map Act" shall mean the applicable statutes of the States of Colorado, Idaho, Oregon and Washington which govern the subdivision of real property.

              "Title Company" shall mean the underwriter of the Title Policies and shall be Chicago Title Insurance Company, whose address is National Business Unit, 16969 Von Karman, Irvine, California 92714.

              "Title Policies" shall mean ALTA Extended Coverage Owner's and Lender's Policies of Title Insurance (1970 Form B) without modification, together with such endorsements thereto as are reasonably requested by Buyer. The owner's policies shall insure Buyer's fee ownership of the Fee Parcels and the leasehold estate of Buyer in the Mt. Hood Parcel, with liability in the amount of the Purchase Price. The lender's policy shall insure Buyer as the holder of a first lien mortgage under the NHP Loan Documents. Both the owner's and the lender's policies shall be dated as of the Closing Date, shall be issued by the Title Company subject only to the Permitted Exceptions and to the standard printed exceptions included in the ALTA standard form owner's and lender's extended coverage policies of title insurance, as applicable.

              "Warranties" shall mean all warranties, representations and guaranties with respect to the Property (other than the Allenmore Parcel), whether express or implied, which Seller or any of its Affiliates now holds or under which Seller or any of its Affiliates is the beneficiary.

                   "Written Authorization to Close" shall mean a letter to the Title Company, in the form of Exhibit H, executed by Buyer, Tenant, Union Limited Partnership and Seller, directing the Title Company to comply with the instructions in the Closing Procedure Letter.


                                   ARTICLE II
                         AGREEMENT OF PURCHASE AND SALE

                   2.1. Agreement to Purchase and Sell. Seller hereby agrees to sell, convey and assign the Property (other than the Allenmore Parcel) to Buyer, Buyer agrees to buy and accept the Property (other than the Allenmore Parcel) from Seller, and Buyer and Union Limited Partnership agree to enter into the NHP Loan Documents as to the Allerunore Parcel, all on the terms and conditions as hereinafter set forth.


                                  ARTICLE III
                             CLOSING AND CONDITIONS

                   3.1. Closing Conference. The Closing shall take place at the Closing Conference on or before the Closing Date.

                   3.2.  Delivery to Title Company.

                         (a) Deliveries by Seller and Affiliates. On or before the Closing Date, Seller, Tenant or Union Limited Partnership, as indicated below, shall deliver or cause to be delivered to Title Company:

                              (i) from Seller or its applicable Affiliates, a duly executed and acknowledged Deed for each Fee Parcel;

                              (ii) from Seller or its applicable Affiliate, a duly executed and acknowledged Lease Assignment Agreement with respect to the leasehold estate under the Ground Lease applicable to the Mt. Hood Parcel;

                              (iii) from Seller or its applicable
                   Affiliate, a duly executed and acknowledged Deed with respect to the Improvements located on the Mt. Hood Parcel;

                              (iv)  from Seller, payoff letters from the
                   holders or claimants of, or with respect to, any encumbrance or monetary lien affecting the Fee Parcels, the leasehold estate under the Ground Lease as to the Mt. Hood

                   Parcel and the Improvements located on the Mt. Hood Parcel, other than the Assumed Indebtedness;

                              (v) from Union Limited Partnership, each of the NHP Loan Documents which is to be recorded or filed, in each case duly executed and acknowledged; and

                              (vi) any and all transfer declarations or
                   disclosure documents, duly executed by the appropriate parties, required in connection with the Deeds, the Lease Assignment Agreement and/or the NHP Loan Documents by any state, city or county agency having jurisdiction over the same or the transactions contemplated hereby.

                         (b) Deliveries by Buyer. On or before the Closing Date Buyer shall deliver or cause to be delivered to Title Company the Purchase Price and the amount of the NHP Loan in same day available funds less all amounts outstanding under the Assumed Indebtedness and (at Buyer's option) net of all prorated or other amounts credited to Buyer hereunder.

                         (c) Closing Procedure Letter. The deliveries to be made to Title Company under this Section 3.2 shall be made in accordance with and subject to the Closing Procedure Letter.

                   3.3. Delivery to Parties at Closing Conference. Upon satisfaction of all the conditions in the Closing Procedure Letter for recordation of the instruments described above and upon receipt by Buyer and Seller of written advice from Title Company that such conditions have been satisfied and that Title Company is prepared to record and/or file the instruments delivered to Title Company pursuant to Section 3.2(a) above, disburse funds and issue its unconditional, irrevocable commitment to issue the Title Policies, the following items are to be delivered at the Closing
Conference:

                         (a) Items To Be Delivered by Seller and Affiliates. Seller, Tenant or Union Limited Partnership, as indicated below, shall deliver to Buyer the following items, all of which shall be in form and substance acceptable to Buyer, and each of which shall be executed by the Applicable of Seller, Tenant or Union Limited Partnership (or other appropriate party) and acknowledged by a notary public where applicable:

                              (i) The Bills of Sale executed by Seller or its applicable Affiliates;

                              (ii)  The following duly executed (and
                   acknowledged if required by the Title Company or Buyer) by the lessor under the Ground Lease of the Allenmore Parcel all in form and substance satisfactory to Buyer: (a) an approval with respect to the assignment of the leasehold estate under such

                   Ground Lease to Buyer as security for the NHP Loan pursuant to the NHP Loan Documents, (B) a lessor's estoppel certificate from such lessor in favor of Buyer, and (C) an approval of the assignment to Buyer of the landlord's interest under the Facility Lease for the Allenmore Facility to Seller as additional security for the NHP Loan pursuant to the NHP Loan Documents;

                             (iii)  The Lease Guaranty;

                              (iv) A lessor's estoppel certificate in favor of Buyer from the lessor under the Ground Lease of the Mt. Hood Parcel in form and substance acceptable to Buyer;

                               (v) The Security Deposit and the Debt Service Reserve in same day funds;

                              (vi) Any prorated rent under the Facility Leases (other than for the Allenmore Parcel) or prorated interest under the NHP Loan Documents for partial payments for the period after the Closing Date until the next applicable payment dates together with the first full month's payment under the Facility Leases (other than for the Allenmore Parcel) and under the NHP Loan Documents;

                             (vii)  The Facility Lease between Union
                   Limited Partnership and Tenant with respect to the Allenmore Parcel;

                            (viii)   Financing Statements and Fixture
                   Filings with respect to the Personal Property and Fixtures;

                              (ix)   The Certificates of Non-Foreign Status;

                               (x) Agreements, consents and estoppel in form and substance satisfactory to Buyer whereby the holders of the Assumed Indebtedness acknowledge and consent to the assumption of the Assumed Indebtedness by Buyer and setting forth the amount outstanding under the Assumed Indebtedness;

                              (xi) Certificates of casualty and fire insurance for each of the Parcels as are required pursuant to the Facility Leases and/or the NHP Loan Documents showing Buyer as an additional insured and loss payee thereunder, with appropriate provisions for prior notice to Buyer in the event of cancellation or termination of such policies;

                              (xii)  Such evidence of the due execution,
                   delivery and authorization of documents executed by Seller and its applicable Affiliates,

                   Tenant and Union Limited Partnership in connection with this Agreement and the transactions contemplated hereunder as Buyer may reasonably request;

                              (xiii) copies of any management agreements
                   required by the Facility Leases with respect to the licensing of the various Parcels.

                         (b) Items To Be Delivered by Buyer. Buyer shall deliver to Seller, Tenant or Union Limited Partnership such evidence of the due execution, delivery and authorization of documents executed by Buyer in connection with this Agreement and the transactions contemplated hereunder as Seller, Tenant or Union Limited Partnership may reasonably request.

                         (c) Items To Be Delivered by All Parties. Buyer and Seller, Tenant or Union United Partnership shall jointly deliver the following items, all of which shall be in form and substance acceptable to Seller, and each of which shall be executed by Buyer and Seller, Tenant or Union Limited Partnership (or other appropriate party) and acknowledged by a notary public where applicable:

                              (i) All notices of change of ownership or other similar notices required by any governmental or quasi-governmental authority or agency having jurisdiction over the Property or any portion thereof or any activities occurring on the Property or deemed reasonably advisable by Buyer; and

                              (ii)  Facility Leases executed by Buyer and
                   Tenant for all of the Property other than the Allenmore
                   Parcel.

                         (d) Written Authorization to Close. Upon receipt of the items described in this Section 3.3, and upon compliance with the other terms and conditions of this Agreement, Seller, Tenant, Union limited Partnership and Buyer shall execute and deliver to Title Company the Written Authorization to Close.

                   3.4. Title Insurance. As a condition to Buyer's obligation to consummate the transactions herein contemplated, Buyer shall receive on the Closing Date a pro forma of the Title Policies and an unconditional, irrevocable commitment from the Title Company to issue the Title Policies in conformity with the aforementioned pro forma. Seller, Tenant and Union Limited Partnership shall deliver to Title Company such instruments, documents, payments, indemnities, releases and agreements and shall perform such other acts as Title Company shall reasonably require in order to issue the Title Policies.

                   3.5.  Additional Conditions.

                         (a) Mutual Conditions. In addition to the conditions provided in other provisions of this Agreement, each party's obligation to perform its undertakings provided in this Agreement is conditioned upon the following:

                              (i)   Performance by Other Parties.  The due
                   performance by the other parties of each and every material undertaking and agreement to be performed by them hereunder (including the delivery by such other parties of the items specified in Sections 3.2 and 3.3 above).

                              (ii)  Representations and Warranties.  Each
                   representation and warranty made by the other parties in this Agreement shall be true and correct in all material respects on the date hereof and at all times up to and including the Closing Date.

                              (iii) No Bankruptcy or Dissolution.  As of
                   the Closing Date, none of the following shall have been done by, against or with respect to Buyer, Seller (or any Affiliate of either of them), any constituent general partner in Seller, Old Crossings, any lessor under the Ground Leases or any person or entity as to which any of the foregoing or their principals have effective management control: (A) the commencement of a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (B) the appointment of a trustee or receiver of any property interest other than the existing receivership with respect to Seller's facility known as "The Palms" (which is not a portion of the Property); (C) an assignment for the benefit of creditors; (D) an attachment, execution or other judicial seizure of a substantial property interest; (E) the taking of, failure to take, or submission to any action indicating an inability to meet its financial obligations as they accrue; or (F) a dissolution or liquidation.

                         (b) Conditions to Buyer's Performance. In addition to the conditions provided elsewhere in this Agreement, Buyer's obligation to perform its undertakings provided in this Agreement is conditioned upon the following:

                              (i) No Damage. Between September 25, 1995 and the Closing Date, inclusive, no destruction of or damage or loss from any cause whatsoever, shall have occurred with respect to the Property which, according to Buyer's reasonable estimate, would cost, in the aggregate, more than One Million Dollars ($1,000,000) to repair, restore and replace or would cost more than Two Hundred Fifty Thousand Dollars ($250,000) to repair, restore and replace with respect to any single Parcel, or would take longer than sixty (60) days to repair, restore and replace. Notwithstanding the foregoing, in the event that, despite destruction of or loss or damage to the Property or any Parcel, the transaction herein provided shall be consummated, Seller and Tenant shall, at their sole cost and expense, repair such destruction, loss or damage as soon as possible using the proceeds of any insurance covering the same to reimburse them up to the amount of their cost in effecting such repairs.

                              (ii) No Taking. No taking, threatened taking (or consideration by a governmental authority of a taking) of any Parcel or any material part thereof by eminent domain shall have occurred which would allow any lessee to terminate any lease or to abate any rent due under any lease or would otherwise materially and adversely affect the value or use of the Property or portion thereof.

                              (iii) Approval of Due Diligence Results.  On
                   or before the Closing Date, Buyer shall have completed and approved its review of the conditions precedent set forth in the letter agreement dated September 25, 1995 between Buyer and Seller.

                              (iv) CCI Investment. On or before the Closing Date, evidence satisfactory to Buyer that Capital Consultants, Inc., an Oregon corporation, has completed its acquisition of preferred stock in Tenant.

                   3.6. Waiver of Conditions. Any party may at any time or times, in its sole discretion, waive any of the conditions to its obligations hereunder, but any such waiver shall be effective only if contained in a writing signed by such party. No waiver by a party of any breach of this Agreement or of any warranty or representation hereunder by the other party shall be deemed to be a waiver of any other breach by such other party (whether preceding or succeeding and whether or not of the same or similar nature), and no acceptance of payment or performance by a party after any breach by the other party shall be deemed to be a waiver of any breach of this Agreement or of any representation or warranty hereunder by such other party, whether or not the first party knows of such breach at the time it accepts such payment or performance. No failure or delay by a party to exercise any right it may have by reason of the default of the other party shall operate as a waiver of such default or as a modification of this Agreement nor shall any such failure or delay prevent the exercise of any right by the nonbreaching party while the default continues. Without limiting the generality of the foregoing, in the event that for any reason any item required to be delivered to Buyer or Seller, Tenant or Union Limited Partnership hereunder shall not be delivered when required, then the party obligated to make such delivery shall nevertheless remain obligated to deliver the same to the party entitled to receive such delivery provided the other party delivers a written request for such delivery within six (6) months following the Closing Date and nothing (including the closing of the transaction hereunder) shall be deemed a waiver by the party entitled to receive such delivery of any such requirement, except an express written waiver or a failure to make such request within the foregoing time period.

                   3.7. Outside Date. In the event that for any reason the transactions contemplated hereby shall not be consummated on or before the Closing Date, either party hereto may extend the Closing Date to December 27, 1995, by delivering written notice of such election to the other party. In the event that for any reason the transactions contemplated hereby shall not be consummated on or before December , 1995, then (unless Buyer commences an action to specifically enforce this Agreement within 30 days thereafter) either party may at any time after the Closing Date, by written notice to the other party, terminate this Agreement and the obligations of the parties hereunder; provided, however, that such termination shall not release any party from liability for any breach of this Agreement occurring prior to such termination.


                                   ARTICLE IV
                              COSTS AND PRORATIONS

                   4.1.  Closing Costs.

                         (a)  Seller's Costs.  Seller shall pay:

                              (i)   any and all state, municipal or other
                   documentary, transfer, sales or use taxes payable in connection with the delivery of any instrument or document provided in or contemplated by this Agreement, any agreement or commitment described or referred to herein or the transactions contemplated herein;

                              (ii) all expenses of or related to the issuance of the Title Policies (including, but not limited to, insurance premiums, but not including the costs of any surveys required by Buyer and the Title Company) and all escrow fees and charges;

                              (iii) the charges for or in connection with the
                   recording and/or filing of any instrument or document provided herein or contemplated by this Agreement or any agreement or document described or referred to herein;

                              (iv) any and all broker's fees or similar fees claimed by any party employed by Seller in connection with the transactions contemplated herein;

                              (v)   Seller's legal, accounting and other
                   professional fees and expenses and the cost of all opinions, certificates, instruments, documents and papers required to be delivered, or to cause to be delivered, by Seller hereunder, including without limitation, the cost of all performances by Seller of its obligations hereunder; and

                              (vi) any and all assumption fees, charges or other sums payable in connection with Buyer's assumption of the Assumed Indebtedness.

                         (b)  Buyer's Costs.  Buyer shall pay:

                              (i) any and all broker's fees or similar fees claimed by any party employed by Buyer in connection with the transactions hereunder, provided, however, Buyer shall not be deemed to have employed any party by merely receiving information concerning Seller, Tenant, the Property or related to the transactions contemplated hereunder or by executing any agreement to hold such information confidential;

                              (ii) all costs of any site inspections, title surveys or environmental audits performed by or on behalf of Buyer, including travel and out-of-pocket expenses for such inspections or audits; and

                              (iii) Buyer's legal, accounting, and other
                   professional fees and expenses and the cost of all opinions, certificates, instruments, documents and papers required to be delivered, or to cause to be delivered, by Buyer hereunder, including without limitation the cost of all performances by Buyer of its obligations hereunder.

                         (c) Existing Financing. The Property is presently encumbered by certain deeds of trust and certain other security instruments other than the Assumed Indebtedness (individually and collectively, the Existing Encumbrances"). Seller shall cause the Existing Encumbrances and all indebtedness secured thereby to be fully satisfied, released and discharged of record on or prior to the Closing Date (recognizing that Seller may use the proceeds of the sale contemplated hereby to satisfy the same) so that Buyer shall take title to the Property free of the Existing Encumbrances. Seller acknowledges that such satisfaction, release and discharge may involve prepayment penalties or premiums and other costs or expenses, all of which shall be paid by Seller at its sole cost and expense on or before the Closing Date; provided, however, Buyer agrees to pay one-half of the prepayment penalty for paying off the Existing Encumbrance on the Mt. Hood Parcel so long as Buyer's share of such prepayment penalty does not exceed approximately $60,000.

                   4.2.   Prorations.

                         (a)  No Items To Be Prorated.  Except as provided in
              Section 4.2(c) below, the income and expenses of the Property shall not be prorated between Seller and Buyer on the Closing Date as the Property is currently owned by Seller or Affiliates of Seller and as Tenant will be responsible for such matters under the Facility Leases after the Closing Date.

                         (b) Procedure. The prorations and payments to be made at the Closing Conference pursuant to this Section 4.2 shall be made on the basis of a written statement or statements provided to Buyer by Seller prior to the Closing Conference and approved by Buyer. In the event any prorations, apportionments or computations made under this Section 4.2 shall prove to be incorrect for any reason, then either party shall be entitled to an adjustment to correct the same, provided that it makes written demand on the one from whom it is entitled to such adjustment within one (1) year after the Closing Date.

                         (c) Ground Leases and Indebtedness. Seller shall pay all amounts which are due or accrue under the Assumed Indebtedness, the Existing Encumbrances and the Ground Leases prior to and including the Closing Date, including, without limitation, all interest or rent accrued on all of the same prior to and including the Closing Date.


                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

                   5.1. Representations and Warranties of Seller. Seller and Tenant jointly and severally represent and warrant to Buyer the following:

                         (a) Title. Buyer will acquire hereunder good, marketable and insurable title to, and the entire right, title, and interest in, the Property, other than the Allenmore Parcel, free and clear of any and all leases, liens, encumbrances, or other liabilities, subject only to the Assumed Indebtedness, the Facility Leases and the Permitted Exceptions. Such title shall be (i) fee title as to the Fee Parcels, (ii) leasehold title to the Land under the applicable Ground Lease as to the Mt. Hood Parcel and (iii) fee title to the Improvements to the Mt. Hood Parcel. In addition, Buyer will acquire hereunder a valid first mortgage lien under the NHP Loan Documents as to good, marketable and insurable title and the entire right, title and interest (x) in the leasehold estate under the applicable Ground Lease as to the Land of the Allenmore Parcel, and (y) fee title to the Improvements on the Allenmore Parcel, in both cases free and clear of any and all leases, liens, encumbrances, or other liabilities, subject only to the Permitted Exceptions.

                         (b) Utilities. To the best of Seller's and Tenant's knowledge after due inquiry, the Property has available to its boundaries adequate utilities, including without limitation, adequate water supply, storm and sanitary sewage facilities, telephone, gas, electricity and fire protection, as is required for the operation of the Property as contemplated under the Facility Leases and the NHP Loan Documents.

                         (c)  Physical Condition; Completeness.

                              (i)   To the best of Seller's and Tenant's
                   knowledge after due inquiry, the Property has been constructed in a good, workmanlike and substantial manner, free from material defects and in accordance with all applicable Laws.

                              (ii)  To the best of Seller's and Tenant's
                   knowledge after due inquiry, neither the zoning nor any other right to construct upon or to use the Property is to any extent dependent upon or related to any real estate other than the Property, the improvement of such other real estate or the payment of any fees for the improvement of such other real estate.

                              (iii) To the best of Seller's and Tenant's
                   knowledge after due inquiry, the Property, and each portion thereof, is in good condition and repair and is free from material defects. Seller and Tenant will each use its best efforts to maintain the Property in good condition and-repair, except for ordinary wear and tear, between the date hereof and the Closing Date.

                              (iv)  To the best of Seller's and Tenant's
                   knowledge after due inquiry, there are no soil conditions adversely affecting the Property, except with respect to the sink hole located on the Mt. Hood Parcel.

                              (v)   To the best of Seller's and Tenant's
                   knowledge after due inquiry, except as disclosed in the environmental audit reports identified on Exhibit I attached hereto procured by Buyer (the "Environmental Audit Reports"), copies of which have been provided to Seller, there are and have been no Hazardous Materials installed or stored in or otherwise existing at, on, in or under the Property which are or have been at any time in violation of any applicable Laws or which are or have been at any time in amounts or concentrations sufficient to require the reporting of such materials to any governmental authority.

                         (d)  Compliance.

                              (i) Seller, Tenant or Union Limited Partnership have obtained all consents, approvals, licenses, permits and other permissions related to the transactions contemplated herein as are required under any Business Agreement or Laws. Notwithstanding the foregoing, if any additional consents, approvals, licenses, permits or other permissions are required in connection with such transactions, Seller, Tenant and Union Limited Partnership hereby jointly and severally agree that Seller, Tenant or Union Limited Partnership, as applicable shall, as promptly as practical, use their best efforts to obtain all such additional consents, approvals, licenses, permits and other permissions related to the transactions contemplated herein and required under any Business Agreement or Law.

                              (ii)  To the best of Seller's and Tenant's
                   knowledge after due inquiry, Seller, Tenant, Union Limited Partnership and/or their Affiliates have all Permits which are necessary for the use and operation of the Property for its current and intended use, which Permits shall authorize such use by Seller, Tenant and/or Union Limited Partnership, as applicable, after the Closing Date.

                         (e) Zoning. To the best of Seller's knowledge after due inquiry, the Property is properly and full zoned for its current use and the Property and the operation and use thereof, including, without limitation, all boundary line adjustments to the Property, comply with all applicable Laws including, without limitation, the Subdivision Map Act.

                         (f) No Notices of Non-Compliance. Seller has received no notice that and, after due inquiry Seller has no knowledge that (i) any government agency or any employee or official thereof considers that the operation or use of the Property for the current use has failed or will fail to comply with any Law, (ii) any investigation has been commenced or is contemplated respecting any such possible or actual failure of the operation or use of the Property for the current use to comply with any Law, and (iii) there are any unsatisfied requests for repairs, restorations or alterations with regard to the Property from any person, entity or authority, including, but not limited to, any tenant, lender, insurance carrier or government authority.

                         (g)  Due Authorization, Execution, Organization, etc.

                              (i)   This Agreement and all agreements,
                   instruments and documents herein provided to be executed or to be caused to be executed by Seller, Tenant and/or Union Limited Partnership and/or any Affiliate of any of the foregoing which signs any Deed or Bill of Sale are, and on the Closing Date will be, duly authorized, executed and delivered by and are binding in accordance with their terms upon Seller, Tenant and/or Union Limited Partnership and/or any such Affiliate, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application and of legal or equitable principles generally and covenants of good faith and fair dealing.

                              (ii) Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Washington and is duly qualified to do business in each State where the Parcels are located. Tenant is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified to do business in each

                   State where the Parcels are located. Any Affiliate of Seller which executes a Deed is a partnership duly organized, validly existing and in good standing under the laws of the state of its formation as shown on the applicable Deed and is duly qualified to do business in the state in which the Parcel conveyed by the applicable Deed is located. Seller and each such Affiliate each have the power and authority to enter into this Agreement (or the pertinent Deed and Bill of Sale, as applicable) and all agreements, instruments and documents herein provided and to consummate the transactions contemplated hereby and thereby.

                              (iii) Union Limited Partnership is a limited
                   partnership duly organized, validly existing and in good standing under the laws of the State of Washington and is duly qualified to do business in the State of Washington. Union Limited Partnership has the power and authority to enter into the Loan Documents and all agreements, instruments and documents therein provided and to consummate the transactions contemplated thereby.

                              (iv) Neither this Agreement, the Loan Documents nor any agreement, document or instrument executed or to be executed in connection with this Agreement or the NHP Loan Documents, nor anything provided in or contemplated by this Agreement or the NHP Loan Documents or any such other agreement, document or instrument, does now or shall hereafter breach, invalidate, cancel, make inoperative or interfere with, or result in the acceleration or maturity of, any agreement, document, instrument, right or interest, affecting or relating to Seller, Tenant, Union Limited Partnership, any Affiliate of Seller executing a Deed or the Property.

                         (h)  True, Correct and Complete Information.

                              (i)   To the best of Seller's and Tenant's
                   knowledge after due inquiry, all documents, plans, surveys and other data or information prepared by parties other than Seller or Tenant or the agents or employees of either of them and provided to Buyer in connection herewith, are true, correct and complete in all material respects and disclose all material facts with no material omissions with respect thereto.

                              (ii) All documents and other data or information provided to Buyer by Seller, Tenant, Union Limited Partnership or any of their respective Affiliates are true, correct and complete in all material respects with no material omissions with respect thereto.

                         (i) Existing Agreements. There are no material agreements or understandings (whether written or oral) to which Seller, Tenant or Union Limited Partnership is a party or is bound, including, without limitation, any Business

              Agreements, relating to the Property or the operation or use thereof other than the Permitted Exceptions and those documents and instruments which have been delivered to Buyer by Seller, Tenant or Union Limited Partnership prior to the Closing Date.

                         (j) Default. As of the Closing Date, neither Seller, Tenant nor Union Limited Partnership is in default with respect to any of its respective material obligations or liabilities pertaining to the Property. Without limiting the foregoing, the Permitted Exceptions (or will be at the Closing Date) are free from material default by Seller, Tenant or Union Limited Partnership and, to the best of Seller's and Tenant's actual knowledge, by any other party thereto. Seller and Tenant represent and warrant that all of the defaults which have been disclosed to Buyer pursuant to the foregoing will be cured and satisfied by Seller or Tenant prior to or at the Closing.

                         (k) Litigation; Condemnation. To the best of Seller's and Tenant's knowledge after due inquiry, there are no material actions, suits or proceedings pending or threatened before or by any judicial, administrative or union body, any arbiter or any governmental authority, against or affecting Seller, Tenant or Union Limited Partnership or the Property or any portion thereof. To the best of Seller's and Tenant's knowledge after due inquiry, there are no existing, proposed or threatened eminent domain or similar proceedings which would affect the Land or Improvements in any manner whatsoever.

                         (l) No Intangible Property. Other than any right that Seller, Tenant or Union Limited Partnership may have to use the names of the assisted living facilities located on the Property, and other than the Permits required for such use, there is no Intangible Property owned or held by any third party necessary in any material way to the use or operation of the Property.

                         (m) Assumed Indebtedness. Seller, Tenant, or Union Limited Partnership have delivered to Buyer true, correct and complete copies of all material documents evidencing or relating to the Assumed Indebtedness. No default exists under any of the Assumed Indebtedness nor has any event occurred which, with the passage of time or giving of notice, or both, would constitute a default under the Assumed Indebtedness.

                         (n) Warranties. Seller has delivered to Buyer true, correct and complete copies of all material Warranties. To the best of Seller's and Tenant's knowledge after due inquiry, the Warranties are in full force and effect with no defaults thereunder. The Warranties have not been assigned to or by any other party and Seller has the right and authority to assign the Warranties to Buyer.

                         (o) Wholly-Owned Subsidiary; Conveyance. Effective as of the Closing Date, Seller shall be a wholly-owned subsidiary of Tenant. Prior to the

              Closing Date, Seller at its expense shall cause the fee or leasehold title, as the case may be, to the Property (other than the Allenmore Parcel) to vest in Seller. Alternatively, for the purpose of administrative convenience, Seller may cause its Affiliates to convey such title directly to Buyer in the condition required under this Agreement.

                         (p) Ground Leases; Assumed Indebtedness. Seller and Tenant have reviewed the instruments to be delivered to Buyer pursuant to Section 3.2 and Section 3.3 above and represent to Buyer that no further consent or approval by any ground lessor, lender or other party is required to effectuate the transfers and assignments contemplated by this Agreement.

                   5.2. Representations and Warranties of Buyer. Buyer represents and warrants to Seller, Tenant and Union Limited Partnership as follows:

                         (a) This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Buyer are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Buyer, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application and by legal or equitable principles relating to, limiting or affecting the enforceability of creditors' rights generally.

                         (b) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and duly authorized and qualified to do all things required of it under this Agreement.

                         (c) Buyer has the authority to enter into this Agreement and consummate the transactions herein provided and nothing prohibits or restricts the right or ability of Buyer to close the transactions contemplated hereunder and carry out the terms hereof.

                   5.3.  Indemnifications.

                         (a) Indemnification by Seller. Seller and Tenant shall jointly and severally hold harmless, indemnify and defend Buyer and the Property from and against any Claim that (i) is inconsistent with (or results from any actual or alleged fact that is inconsistent with) any representation or warranty of Seller, Tenant or Union Limited Partnership contained in this Agreement or in any document executed in connection with this Agreement, (ii) results from any breach or default by Seller, Tenant or Union Limited Partnership under this Agreement, or
              (iii) arises out of the negligent or intentional act or omission of Seller, Tenant or Union Limited Partnership to the extent such Claim arises out of such negligent or intentional act or omission. Nothing in this Agreement shall be construed to relieve Seller, Tenant or Union Limited Partnership of any liability which Seller,

              Tenant or Union Limited Partnership may have to Buyer under any Laws relating to Hazardous Materials.

                         (b) Indemnification by Buyer. Buyer shall hold harmless, indemnify and defend Seller, Tenant and Union Limited Partnership from and against any Claim that (i) is inconsistent with (or results from any actual or alleged fact that is inconsistent with) any representation or warranty of Buyer contained in this Agreement or in any document executed in connection with this Agreement, (ii) results from any breach or default by Buyer under this Agreement, (iii) arises out of the negligent or intentional act or omission of Buyer, to the extent such Claim arises out of such negligent or intentional act or omission of Buyer occurring after the Closing Date or occurring during the course of Buyer's inspection of the Property prior to the Closing Date, or (iv) arises solely out of any act, event or omission of Buyer occurring or arising after the Closing Date and imposing any liability under any Laws relating to Hazardous Materials.

                         (c) General Indemnity Provisions. Each indemnity provided for under this Agreement shall be subject to the following provisions:

                              (i) The indemnity shall cover the costs and expenses of the indemnitee, including reasonable attorneys' fees and costs (including expert fees), related to any actions, suits or judgments incident to any of the matters covered by such indemnity.

                              (ii) The indemnitee shall notify the indemnitor of any Claim against the indemnitee covered by the indemnity within one hundred eighty (180) days after it has notice of such Claim, but failure to notify the indemnitor shall in no case prejudice the rights of the indemnitee under this Agreement unless the indemnitor shall be prejudiced by such failure and then only to the extent the indemnitor shall be prejudiced by such failure. Should the indemnitor fail to discharge or undertake to defend the indemnitee against such liability upon learning of the same, then the indemnitee may settle such liability, and the liability of the indemnitor hereunder shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys' fees and costs (including expert fees), incurred by the indemnitee in effecting such settlement.

                              (iii)  The indemnity shall also run in favor
                   of any officer, director, employee, advisor, accountant, attorney, partner or shareholder of the indemnitee or any person or entity having a direct or indirect ownership interest in the indemnitee.

                                   ARTICLE VI
                                 MISCELLANEOUS

                   6.1. Brokers and Consultants. Seller represents and warrants to Buyer that Seller shall be solely responsible for the payment of any brokerage commissions or finder's fee due or claimed to be due in connection with the transactions contemplated hereby, and Seller shall indemnify, defend and save Buyer harmless from and against any such liability. Notwithstanding the foregoing, Buyer represents and warrants to Seller that no broker or finder has been engaged by Buyer in connection with any of the transactions contemplated by this Agreement. In the event of a claim for broker's or finder's fee or commissions in connection herewith based upon any agreement inconsistent with the foregoing representation and warranty by Buyer, Buyer shall indemnify and defend Seller from such claim. For purposes of this
Section 6.1, Buyer shall not be deemed to have engaged any broker or finder by merely receiving information concerning Seller, the Property or related to the transactions contemplated hereunder or by executing any agreement to hold such information confidential.

                   6.2. Survival. All warranties, representations, covenants, obligations and agreements contained in this Agreement shall survive the Closing hereunder and the transfer and conveyance of the Property hereunder and any and all performances hereunder. All warranties and representations shall be effective regardless of any investigation made or which could have been made.

                   6.3. Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by the other, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Agreement.

                   6.4. Limitation of Liability. No advisor, trustee, director, officer, employee, accountant, attorney, beneficiary, shareholder, partner, participant or agent of or in Buyer, Seller, Tenant or Union Limited Partnership (other than the general partner in Union Limited Partnership) shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter. Buyer, Seller, Tenant and Union Limited Partnership and their respective successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's Tenant's or Union Limited Partnership's (or the general partner in Union Limited Partnership) or Buyer's, as applicable, assets for the payment of any claim or for any performance, and Buyer, Seller, Tenant and Union Limited Partnership hereby waive any and all such personal liability except as set forth herein. The limitations of liability provided in this Section are in addition to, and not in limitation of, any limitation on liability applicable to the parties as provided by law or by any other contract, agreement or instrument.

                   6.5. Entire Agreement; Amendments; Captions. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior or contemporaneous agreements or understandings, verbal or written, between the parties hereto respecting such matters. This Agreement may be amended by written agreement of amendment executed by both parties hereto, but not otherwise. Section headings shall not be used in construing this Agreement.

                   6.6. Consents and Approvals. Except as otherwise expressly provided herein, any approval or consent provided to be given by a party hereunder may be given or withheld in the absolute discretion of such party.

                   6.7. Incorporating of Exhibits and Recitals. All exhibits attached and referred to in this Agreement and all Recitals set forth at the beginning of this Agreement are hereby incorporated herein as fully set forth in this Agreement.

                   6.8. Time of the Essence: Non-Business Days. Subject to the next full sentence, time is of the essence of this Agreement. Whenever action must be taken (including the giving of notice or the delivery of documents) under this Agreement during a certain period of time or by a particular date that ends or occurs on a non-business day, then such period or date shall be extended until the immediately following business day. As used herein, "business day" means any day other than Saturday, Sunday or a federal holiday.

                   6.9. Terminology. Whenever the words "including", "include" or "includes" are used in this agreement, they should be interpreted in a non-exclusive manner as though the words, "without limitation," immediately followed the same. Except as otherwise indicated, all Section and Exhibit references in this Agreement shall be deemed to refer to the Sections and Exhibits in or to this Agreement.

                   6.10. Attorneys' Fees. In the event any legal action or proceeding is commenced to interpret or enforce the terms of, or obligations arising out of, this Agreement, or to recover damages for the breach thereof, the party prevailing in any such action or proceeding shall be entitled to recover from the non-prevailing party all reasonable attorneys' fees and reasonable costs and expenses incurred by the prevailing party, including such fees and costs incurred with respect to appeals, arbitrations and bankruptcy proceedings. As used herein, "attorneys' fees" shall mean the reasonable fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegal, librarians and others not admitted to the bar but performing services under the supervision of an attorney.

                   6.11. Cumulative Remedies. No remedy conferred upon a party in this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute (except as otherwise expressly herein provided).

                   6.12. Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Washington, without regard to the rules governing choice of law.

                   6.13. Successors and Assigns. Neither Buyer nor any of Seller, Tenant or Union Limited Partnership may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other party (in which event such transferee shall assume in writing all of the transferor's obligations hereunder, but such transferor shall not be released from its obligations hereunder). No consent given by any party hereto to any transfer or assignment of the other party's or parties' rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of such other party's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

                   6.14. Notices. Any notice which a party is required or may desire to give the other shall be in writing and shall be sent by personal delivery or by any of the following means: (a) United States registered or certified mail, return receipt requested, postage prepaid; (b) Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery; or (c) electronic telecopying (if confirmed in writing sent by personal delivery or by either of the means specified in (a) or (b) above), addressed as follows:

To Seller, Tenant or Union:      To Buyer:
Limited Partnership

                                 Nationwide Health Properties, Inc.
c/o Crossings International      4675 MacArthur Court
 Corporation                     Suite 1170
1201 Pacific Avenue, Suite 1800  Newport Beach, CA 92660
Tacoma, Washington 98402         Attn: Mr. R. Bruce Andrews,
Attn: President                       President
Facsimile: (206) 383-9979        Facsimile: (714) 251-9644

With Copy To:                    With Copy To:

Bogle & Gates, P.L.L.C.          O'Melveny & Myers
4700 Two Union Square            610 Newport Center Drive
Seattle, Washington 98101        Suite 1700
Attn: Bryce L. Holland, Esq.     Newport Beach, CA 92660
Facsimile: (206) 621-2660        Attn: Chairman, Real Estate Dept.
                                 Facsimile: (714) 669-6994


Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be, whether accepted or refused. Any notice so given by electronic telecopying shall be deemed to have been given as of the date of dispatch by electronic means. Any such notice not so given as set forth in the two preceding sentences shall be deemed given upon receipt of the same by the party to whom the same is to be given. Any party hereto may designate a different address for itself by notice to the other party in accordance with this Section 6.14. In the event a party is not a natural person, delivery to an officer, director or partner of such party shall be deemed delivery to such party.

                   6.15. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

                   6.16.      Exclusive Rights.

                         (a) Agreement of Seller. Seller hereby agrees that Seller, its agents, employees, directors, partners, and directors and officers of such partners shall not negotiate with or discuss the sale, financing or other disposition of the Property with any person or entity other than Buyer, nor take any steps to initiate, consummate, encourage or document the sale, financing or other disposition of the Property, or any portion thereof, to any person or entity other than Buyer until the earlier to occur of: (i) Seller's receipt of written notification from Buyer that Buyer is withdrawing from the transactions contemplated hereby; or (ii) after continuous good faith negotiations, the Closing Date does not occur on or before December 29, 1995. The period commencing September 25, 1995, and extending until the first to occur of the events specified in subsections 6.16(a)(i) and (ii) shall be hereinafter referred to as the "Exclusivity Period".

                         (b) Notice of Other Offers. Seller agrees to notify Buyer in writing within one (1) business day of any offer received by, delivered to or communicated to Seller or any of its general partners, agents or employees for the purchase, sale, financing, acquisition or other disposition of the Property or any interest in Seller.

                   6.17. Interpretation. Both Buyer and Seller have been represented by counsel and this Agreement has been freely and fairly negotiated. Consequently, all provisions of this Agreement shall be interpreted according to their fair meaning and shall not be strictly construed against any party.

                   6.18. No Third Parties Benefitted. This Agreement is made and entered into for the sole protection and benefit of Buyer and Seller and their permitted successors and assigns. No other persons or entities shall have any right of action under this Agreement.

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                      "BUYER"

                                      NATIONWIDE HEALTH PROPERTIES, INC.,
                                      a Maryland corporation

                                      By: /s/ T. Andrew Stokes
                                         -----------------------------------
                                         Name: T. Andrew Stokes
                                              ------------------------------
                                         Title: Vice President
                                               -----------------------------

                                      "SELLER"

                                      CROSSINGS INTERNATIONAL
                                      CORPORATION,

                                      a Washington corporation

                                      By: /s/ Richard W. Boehlke
                                         -----------------------------------
                                         Richard W. Boehlke,
                                         President

                                      "TENANT"

                                      NEW CROSSINGS INTERNATIONAL
                                      CORPORATION,
                                      a Nevada corporation

                                      By: /s/ Richard W. Boehlke
                                         -----------------------------------
                                         Richard W. Boehlke,
                                         President

                                     "UNION LIMITED PARTNERSHIP"

                                      2010 UNION LIMITED PARTNERSHIP,
                                      a Washington limited partnership

                                      By: /s/ Richard W. Boehlke
                                         -----------------------------------
                                         Richard W. Boehlke,
                                         its general partner

                                   EXHIBIT A

                        LEGAL DESCRIPTION OF FEE PARCELS


THE ATRIUM
3350 30th Street
Boulder, Colorado 80301

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF COLORADO, COUNTY OF BOULDER, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

          LOT 1, REMINGTON POST, COUNTY OF BOULDER, STATE OF COLORADO.


CANTERBURY GARDENS
11265 E. Mississippi Ave.
Aurora, Colorado 80012

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF COLORADO, COUNTY OF ARAPAHOE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A:

LOT 3, BLOCK 1, CANTERBURY GARDENS SUBDIVISION FILING NO. 1, COUNTY OF ARAPAHOE, STATE OF COLORADO.

PARCEL B:

AN EASEMENT FOR PRIVATE DRIVE, UTILITIES AND FIRE LANE CREATED BY INSTRUMENT RECORDED MAY 17, 1979 IN BOOK 2993 AT PAGE 368 OVER THE WEST 30 FEET OF LOT 1, BLOCK 1 AND THE EAST 16.60 FEET OF LOT 2, BLOCK 1, CANTERBURY GARDENS SUBDIVISION FILING NO. 1, COUNTY OF ARAPAHOE, STATE OF COLORADO.

PARCEL C:

LOT 2, BLOCK 1, CANTERBURY GARDENS SUBDIVISION FILING NO. 2, COUNTY OF ARAPAHOE, STATE OF COLORADO.

RIDGE POINT
3375 34th Street
Boulder, Colorado 80301

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF COLORADO, COUNTY OF BOULDER, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

              LOT 7, REMINGTON POST REPLAT A, COUNTY OF BOULDER, STATE OF COLORADO.


RIVER PLACE
739 E. Parkcenter Blvd.
Boise, Idaho 83706

PARCEL A:

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF IDAHO, COUNTY OF ADA, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A PARCEL OF LAND LYING IN PORTIONS OF LOTS 1 AND 2 OF H.G. MYERS COUNTRY ACRES SUBDIVISION NO. 2, AS FILED FOR RECORD IN THE OFFICE OF THE ADA COUNTY RECORDER, BOISE, IDAHO IN BOOK 18 OF PLATS AT PAGES 1183 AND 1184, AND LYING IN A PORTION OF THE NORTHEAST QUARTER OF SECTION 23, TOWNSHIP 3 NORTH, RANGE 2 EAST, BOISE MERIDIAN, BOISE, ADA COUNTY, IDAHO BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SECTION CORNER COMMON TO SECTIONS 13, 14, 24 AND SAID
SECTION 23 FROM WHICH THE EAST BOUNDARY OF SAID SECTION 23 BEARS
SOUTH 0(DEGREE) 19' 34" WEST; THENCE NORTH 87(DEGREES) 19' 10" WEST FOR A DISTANCE OF 431.35 FEET TO A POINT ON CURVE MARKED BY AN ALUMINUM PIPE BEING ON THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF EAST PARKCENTER BOULEVARD; THENCE SOUTHEASTERLY ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE ALONG A CURVE TO
THE RIGHT 210.02 FEET, SAID CURVE HAVING A RADIUS OF 1,372.40 FEET, A CENTRAL ANGLE OF 8(DEGREES) 46' 04", TANGENTS OF 105.21 FEET AND A CHORD LENGTH OF
209.81 FEET BEARING SOUTH 38(DEGREES) 23' 37" EAST TO A POINT ON CURVE
MARKED BY AN IRON PIN, SAID POINT BEING THE POINT OF BEGINNING; THENCE LEAVING SAID SOUTHWESTERLY RIGHT-OF-WAY LINE OF EAST PARKCENTER BOULEVARD SOUTH 45(DEGREES) 27' 07" WEST FOR A DISTANCE OF 460.87 FEET TO AN IRON PIN; THENCE SOUTH 44(DEGREES) 32' 53" EAST FOR A DISTANCE OF 382.38 FEET TO AN IRON PIN; THENCE NORTH 45(DEGREES) 27' 07" EAST FOR A DISTANCE OF 332.78 FEET TO AN IRON PIN ON THE

SOUTHWESTERLY RIGHT-OF-WAY OF SAID EAST PARKCENTER (BOULEVARD); THENCE NORTH 21(DEGREES) 04' 52" WEST ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE FOR A DISTANCE OF 101.11 FEET TO AN IRON PIN MARKING A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT ON SAID SOUTHWESTERLY RIGHT-OF-WAY LINE OF EAST PARKCENTER BOULEVARD FOR A DISTANCE OF 303.28 FEET, SAID CURVE HAVING A RADIUS OF 1,372.40 FEET, A CENTRAL ANGLE OF 12(DEGREES) 39' 41", TANGENTS OF 152.26 FEET, AND A CHORD LENGTH OF 302.66 FEET BEARING NORTH 27(DEGREES) 40' 44" WEST TO THE POINT OF BEGINNING.

PARCEL A-1:

EASEMENT RIGHTS FOR INGRESS AND EGRESS AS CREATED UNDER THAT CERTAIN CROSS-EASEMENT AGREEMENT RECORDED MAY 3, 1990 AS INSTRUMENT NO. 9023531, RECORDS OF ADA COUNTY, IDAHO.

PARCEL B:

A PARCEL OF LAND LYING IN A PORTION OF LOT 1 OF H.G. MYERS COUNTRY ACRES SUBDIVISION NO. 2, AS FILED FOR RECORD IN THE OFFICE OF THE ADA COUNTY RECORDER, BOISE, IDAHO IN BOOK 18 OF PLATS AT PAGES 1183 AND 1184, AND LYING IN A PORTION OF THE NORTHEAST QUARTER OF SECTION 23, TOWNSHIP 3 NORTH, RANGE 2 EAST, BOISE MERIDIAN, BOISE, ADA COUNTY, IDAHO AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE SECTION CORNER COMMON TO SECTIONS 13, 14, 24 AND SAID SECTION 23 FROM WHICH THE EAST BOUNDARY OF SAID SECTION 23 BEARS SOUTH 0(DEGREES) 19' 34" WEST, THENCE; NORTH 87(DEGREES) 19' 10" WEST A DISTANCE OF
431.35 FEET TO A POINT ON CURVE ON THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF EAST PARKCENTER BOULEVARD, THENCE SOUTHWESTERLY ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE ALONG A CURVE TO THE RIGHT 210.02 FEET, SAID CURVE HAVING A CENTRAL ANGLE OF 8(DEGREES) 46' 04", A RADIUS OF 1,372.40 FEET, TANGENTS OF
105.21 FEET AND A LONG CHORD OF 209.81 FEET BEARING SOUTH 38(DEGREES) 23' 37" EAST TO A POINT ON CURVE, THENCE; SOUTH 45(DEGREES) 27' 07" WEST A DISTANCE OF
366.83 FEET TO THE TRUE POINT OF BEGINNING, THENCE; NORTH 44(DEGREES) 32' 53" WEST A DISTANCE OF 252.56 FEET TO A POINT ON THE NORTHEASTERLY BOUNDARY OF SAID LOT 1 OF H.G. MYERS COUNTRY ACRES SUBDIVISION NO. 2., THENCE; NORTH 65(DEGREES) 09' 16" WEST A DISTANCE OF 126.68 FEET ALONG SAID NORTHEASTERLY BOUNDARY TO A POINT, THENCE; SOUTH 6(DEGREES) 30' 29" EAST A DISTANCE OF 322.54 FEET TO A POINT ON THE NORTHEASTERLY BOUNDARY OF LOGGER'S CREEK COVE SUBDIVISION, AS FILED FOR RECORD IN THE OFFICE OF THE ADA COUNTY RECORDER, BOISE IDAHO IN BOOK 56 OF PLATS AT PAGES 5204, 5205, AND 5206, THENCE SOUTHEASTERLY ALONG SAID NORTHEASTERLY BOUNDARY OF

LOGGER'S CREEK COVE SUBDIVISION FOR THE NEXT 3 COURSES, SOUTH 41 DEGREES 16' 01" EAST (FORMERLY DESCRIBED AS SOUTH 41 DEGREES 15' 21" EAST) A DISTANCE OF
158.93 FEET, SOUTH 48(DEGREES) 10' 31" EAST (FORMERLY DESCRIBED AS SOUTH 48(DEGREES) 09' 51" EAST) A DISTANCE OF 147.55 FEET, SOUTH 59(DEGREES) 22' 31" EAST (FORMERLY DESCRIBED AS SOUTH 59(DEGREES) 21' 51" EAST) A DISTANCE OF
107.43 FEET, THENCE; NORTH 45(DEGREES) 27' 07" EAST A DISTANCE OF 121.57 FEET TO A POINT, THENCE; NORTH 44(DEGREES) 32' 53" WEST A DISTANCE OF 292.65 FEET TO A POINT, THENCE; NORTH 45(DEGREES) 27' 07" EAST A DISTANCE OF 94.04 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL C:

        A PARCEL OF LAND LYING IN A PORTION OF LOT 2 OF H.G. MYERS COUNTRY ACRES SUBDIVISION NO. 2, AS FILED FOR RECORD IN THE OFFICE OF THE ADA COUNTY RECORDER, BOISE, IDAHO IN BOOK 18 OF PLATS AT PAGES 1183 AND 1184, AND LYING IN A PORTION OF THE NORTHEAST QUARTER OF SECTION 23, TOWNSHIP 3 NORTH RANGE 2 EAST, BOISE, MERIDIAN, BOISE, ADA COUNTY, IDAHO, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE SECTION CORNER COMMON TO SECTION 13,14,24 AND SAID SECTION 23 FROM WHICH THE EAST BOUNDARY OF SAID SECTION 23 BEARS SOUTH 0(DEGREES) 19' 34" WEST, THENCE; NORTH 87(DEGREES) 19' 10" WEST A DISTANCE OF 431.35 FEET TO A POINT ON CURVE ON THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF EAST PARKCENTER BOULEVARD, THENCE SOUTHEASTERLY ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE ALONG A CURVE TO THE RIGHT 210.02 FEET, SAID CURVE HAVING A CENTRAL ANGLE OF 8(DEGREES) 46' 04", A RADIUS OF 1,372.40 FEET, TANGENTS OF 105.21 FEET AND A LONG CHORD OF 209.81 FEET BEARING SOUTH 38(DEGREES) 23' 37" EAST TO A POINT ON CURVE, THENCE; SOUTH 45(DEGREES) 27' 07" WEST A DISTANCE OF 271.87 FEET TO A POINT ON THE SOUTHWESTERLY BOUNDARY OF SAID LOT 2 OF H.G. MYERS COUNTRY ACRES SUBDIVISION NO. 2, THENCE; NORTH 65(DEGREES) 09' 16" WEST A DISTANCE OF 269.82 FEET ALONG SAID SOUTHWESTERLY BOUNDARY OF LOT 2 TO THE TRUE POINT OF BEGINNING, THENCE; NORTH 44(DEGREES) 32' 53" WEST A DISTANCE OF 135.34 FEET TO A POINT, THENCE SOUTH 24(DEGREES) 50' 45" WEST 47.63 FEET TO A POINT, THENCE SOUTH 65(DEGREES) 09' 16" EAST A DISTANCE OF 126.68 FEET ALONG SAID SOUTHWESTERLY BOUNDARY OF LOT 2 TO THE TRUE POINT OF BEGINNING.

PARCEL D:

A PARCEL OF LAND LYING IN A PORTION OF LOT 1 OF H.G. MYERS COUNTRY ACRES SUBDIVISION NO. 2, AS FILED FOR RECORD IN THE OFFICE OF THE ADA COUNTY RECORDER, BOISE, ADA COUNTY, IDAHO IN BOOK 18 OF PLATS AT PAGES 1183 AND 1184, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SECTION CORNER COMMON TO SECTION 13, 14, 24 AND SAID SECTION 23 FROM WHICH THE EAST BOUNDARY OF SAID SECTION 23 BEARS SOUTH 0(DEGREES)
19' 34" WEST; THENCE NORTH 87 DEGREES 19' 10" WEST 431.35 FEET TO A POINT ON CURVE ON THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF EAST PARKCENTER BOULEVARD; THENCE SOUTHEASTERLY ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE ALONG A CURVE TO THE RIGHT 513.29 FEET, SAID CURVE HAVING A CENTRAL ANGLE OF 21 DEGREES 25' 45", A RADIUS OF 1,372.40 FEET, TANGENTS OF 259.68 FEET AND A LONG CHORD OF
510.31 FEET BEARING SOUTH 32(DEGREES) 03' 47" EAST TO A NON-TANGENT POINT ON CURVE; THENCE CONTINUING ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE SOUTH 21(DEGREES) 04' 52" EAST 101.11 FEET TO A POINT ON THE NORTHEASTERLY BOUNDARY OF SAID LOT 1 OF H.G. MYERS COUNTRY ACRES SUBDIVISION NO. 2, ALSO SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE SOUTH 45(DEGREES) 27' 07" WEST 332.78 FEET TO A POINT; THENCE NORTH 44(DEGREES) 32' 53" WEST 89.73 FEET TO A POINT; THENCE SOUTH 45(DEGREES) 27' 07" WEST 121.57 FEET TO A POINT ON THE NORTHEASTERLY BOUNDARY OF LOGGER'S CREEK COVE SUBDIVISION, AS FILED FOR RECORD IN THE OFFICE OF THE ADA COUNTY RECORDER, BOISE, IDAHO IN BOOK 56 OF PLATS AT PAGES 5204, 5205 AND 5206; THENCE SOUTHEASTERLY ALONG SAID NORTHEASTERLY BOUNDARY OF LOGGER'S CREEK COVE SUBDIVISION FOR THE NEXT 4 COURSES SOUTH 59(DEGREES) 22' 31" EAST (FORMERLY DESCRIBED AS SOUTH 59(DEGREES) 21' 51"
EAST) 190.12 FEET SOUTH 75(DEGREES) 38' 31" EAST (FORMERLY DESCRIBED AS SOUTH 75(DEGREES) 37' 51" EAST) 208.63 FEET NORTH 58(DEGREES) 37' 29" EAST
(FORMERLY DESCRIBED AS NORTH 58(DEGREES) 39' 09" EAST) 38.79 FEET NORTH 61(DEGREES) 59' 29" EAST (FORMERLY DESCRIBED AS NORTH 62(DEGREES) 00' 09"
EAST) 59.78 FEET TO A POINT ON THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF EAST PARKCENTER BOULEVARD; THENCE NORTH 2(DEGREES) 46' 26" EAST 24.04 FEET ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE TO A POINT; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE ALONG A NON-TANGENT CURVE TO THE LEFT
267.21 FEET, SAID CURVE HAVING A CENTRAL ANGLE OF 11 DEGREES 04' 29",
A RADIUS OF 1,382.40 FEET, TANGENTS OF 134.02 FEET, AND A LONG CHORD OF
266.79 FEET BEARING NORTH 8(DEGREES) 38' 29" WEST TO A POINT; THENCE
CONTINUING ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE NORTH 21(DEGREES)
04' 51" WEST 72.16 FEET TO THE TRUE POINT OF BEGINNING.

ALBANY RESIDENTIAL
1560 Davidson St. SE
Albany, Oregon 97321

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF OREGON, COUNTY OF LINN, CITY OF ALBANY, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT WHICH IS ON THE NORTH RIGHT-OF-WAY OF 16TH AVENUE IN THE CITY OF ALBANY, LINN COUNTY, OREGON, SAID POINT BEING 1899.48 FEET NORTH 88(DEGREES) 51' EAST, 390.16 FEET NORTH 1(DEGREES) 25' 10" WEST AND 70 FEET NORTH 89(DEGREES) 48' 05" WEST OF THE SOUTHEAST CORNER OF THE ABRAM HACKLEMAN DONATION LAND CLAIM NO. 62 IN SECTION 8, TOWNSHIP 11 SOUTH, RANGE 3 WEST, WILLAMETTE MERIDIAN, LINN COUNTY, OREGON; THENCE ALONG SAID NORTHERLY LINE OF 16TH AVENUE, NORTH 89(DEGREES) 48' 05" WEST 1.97 FEET; THENCE ALONG SAID NORTHERLY LINE ON A 250 FOOT RADIUS CURVE TO THE RIGHT, THE LONG CHORD OF WHICH BEARS NORTH 65(DEGREES) 49' 13" WEST 203.22 FEET; THENCE ALONG SAID NORTHERLY LINE, ON A 250 FOOT RADIUS CURVE TO THE LEFT, THE LONG CHORD OF WHICH BEARS NORTH 56(DEGREES) 06' 27" WEST 123.23 FEET; THENCE NORTH 1(DEGREES) 25' 10" WEST 189.79 FEET; THENCE NORTH 88(DEGREES) 34' 50" EAST 324.73 FEET TO THE WESTERLY RIGHT-OF-WAY LINE OF DAVIDSON STREET; THENCE ALONG SAID WESTERLY LINE ON A 375 FOOT RADIUS CURVE TO THE RIGHT, THE LONG CHORD OF WHICH BEARS SOUTH 9(DEGREES) 40' 05" WEST 51.20 FEET; THENCE ALONG SAID WESTERLY LINE ON A 430 FOOT RADIUS CURVE TO THE LEFT, THE LONG CHORD OF WHICH BEARS SOUTH 7(DEGREES) 31' 44" WEST 90.70 FEET; THENCE ALONG SAID WESTERLY LINE, SOUTH 1(DEGREE) 28' 29" WEST 198.05 FEET AND SOUTH 22(DEGREES) 29' 06" TO THE POINT OF BEGINNING.


COURTYARD VILLAGE
1929 Grand Prairie Rd SE
Albany, Oregon 97321

ALL THAT CERTAIN REAL PROPERTY SITUATED IN STATE OF OREGON, COUNTY OF LINN, CITY OF ALBANY, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A: (TL 502)

BEGINNING ON THE NORTH LINE OF AND SOUTH 89(DEGREES) 49' EAST 30.0 FEET FROM THE NORTHWEST CORNER OF THE JOHN BURKHART DONATION LAND CLAIM 51, IN TOWNSHIP 11 SOUTH, RANGE 3 WEST OF THE WILLAMETTE MERIDIAN IN LINN COUNTY, OREGON, SAID BEGINNING POINT BEING ON THE EAST LINE OF A COUNTY ROAD AND RUNNING THENCE
SOUTH 89(DEGREES) 49' EAST ALONG THE NORTH LINE OF SAID CLAIM, A DISTANCE OF
450.0 FEET; THENCE SOUTH 1(DEGREE) 36' EAST PARALLEL TO THE WEST LINE OF SAID CLAIM A DISTANCE OF 807.31 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF A COUNTY ROAD; THENCE NORTH 65(DEGREES) 58' WEST ALONG SAID RIGHT OF WAY 379.06 FEET TO
A POINT OF CURVE ON SAID RIGHT OF WAY; THENCE ALONG SAID RIGHT OF WAY ON A
190.4 FOOT RADIUS CURVE TO THE RIGHT (THE LONG CHORD OF

WHICH BEARS NORTH 44(DEGREES) 21.4' WEST 140.24 FEET) A DISTANCE OF 143.63 FEET; THENCE SOUTH 89(DEGREES) 49' EAST PARALLEL WITH THE NORTH LINE OF DONATION LAND CLAIM 51, A DISTANCE OF 112.15 FEET; THENCE NORTH 1(DEGREE) 36' WEST PARALLEL WITH THE WEST LINE OF SAID CLAIM 51, A DISTANCE OF 130.0 FEET; THENCE NORTH 89(DEGREES) 49' WEST PARALLEL WITH THE NORTH LINE OF SAID CLAIM 51 A DISTANCE OF 125.0 FEET TO THE EAST LINE OF A COUNTY ROAD; THENCE NORTH 1(DEGREE) 36' WEST 424.0 FEET TO THE PLACE OF BEGINNING.

EXCEPT THAT PROPERTY CONVEYED TO THE CITY OF ALBANY FOR PERIWINKLE CREEK RIGHT OF WAY IN DEED RECORDED JUNE 28, 1973 IN MF VOLUME 66, PAGE 61, MICROFILM RECORDS, LINN COUNTY, OREGON.

ALSO EXCEPT THAT PROPERTY CONVEYED TO THE CITY OF ALBANY FOR GEARY STREET RIGHT OF WAY BY DEEDS RECORDED MAY 27, 1975 IN MF VOLUME 109, PAGE 22 AND MF VOLUME 109, PAGE 23, MICROFILM RECORDS, LINN COUNTY, OREGON.

ALSO EXCEPT (TL 501) BEGINNING SOUTH 1(DEGREE) 36' EAST 424.0 FEET FROM A POINT ON THE NORTH LINE OF AND SOUTH 89(DEGREES) 49' EAST 30.0 FEET FROM THE NORTHWEST CORNER OF THE JOHN BURKHART DONATION LAND CLAIM NO. 51, IN TOWNSHIP 11 SOUTH, RANGE 3 WEST OF THE WILLAMETTE MERIDIAN IN LINN COUNTY, OREGON; SAID BEGINNING POINT BEING ON THE EAST LINE OF A COUNTY ROAD; AND RUNNING THENCE SOUTH 89(DEGREES) 49' EAST PARALLEL WITH THE NORTH LINE OF SAID CLAIM, A DISTANCE OF 125.0 FEET; THENCE SOUTH 1(DEGREE) 36' EAST PARALLEL WITH THE WEST LINE OF SAID CLAIM, A DISTANCE OF 130.0 FEET; THENCE NORTH 89(DEGREES) 49' WEST PARALLEL WITH THE NORTH LINE OF SAID CLAIM, A DISTANCE OF 112.15 FEET TO THE EASTERLY RIGHT OF WAY OF SAID COUNTY ROAD; THENCE ALONG SAID RIGHT OF WAY ON
A 190.4 FOOT RADIUS CURVE TO THE RIGHT (THE LONG CHORD OF WHICH BEARS NORTH 12(DEGREES) 10.4' WEST 69.88 FEET) A DISTANCE OF 70.27 FEET; THENCE NORTH 1(DEGREE) 36' WEST 61.68 FEET TO THE PLACE OF BEGINNING.

SAVE AND EXCEPT THAT PROPERTY CONVEYED TO THE CITY OF ALBANY FOR GEARY STREET RIGHT OF WAY RECORDED SEPTEMBER 18, 1973 IN VOLUME 71, PAGE 524, LINN COUNTY MICROFILM RECORDS.

ALSO EXCEPT THE FOLLOWING: (TL 506) BEGINNING AT A POINT ON THE NORTHERLY
RIGHT OF WAY OF GRAND PRAIRIE ROAD, SAID POINT ALSO BEING NORTH 11(DEGREES) 55' 59" EAST 5.11 FEET AND NORTH 65(DEGREES) 58' 43" WEST A DISTANCE OF 208.03
FEET FROM THE SOUTHEAST CORNER OF TRACT 12 OF JASON WHEELER'S HOME FARM IN TOWNSHIP 11 SOUTH, RANGE 3 WEST OF THE WILLAMETTE MERIDIAN IN LINN COUNTY, OREGON; AND RUNNING THENCE NORTH 11(DEGREES) 55' 59" EAST A DISTANCE OF
208.03 FEET;

THENCE SOUTH 65(DEGREES) 58' 43" EAST 82.06 FEET THENCE NORTH 12(DEGREES) 59' 24" EAST 259.86 FEET; THENCE NORTH 77(DEGREES) 00' 36" WEST 400.00 FEET; THENCE SOUTH 83(DEGREES) 32' 42" WEST 120.37 FEET; THENCE NORTH 77(DEGREES) 00' 36" WEST 84.00 FEET; THENCE SOUTH 12(DEGREES) 59' 24" WEST 38.00 FEET; THENCE NORTH 77(DEGREES) 00' 36" WEST 110.0 FEET; THENCE NORTH 54(DEGREES) 13' 39" WEST
108.46 FEET; THENCE NORTH 77(DEGREES) 00' 36" WEST 120.00 FEET; THENCE SOUTH 44(DEGREES) 19' 26" WEST 38.80 FEET TO THE NORTHEAST CORNER OF THAT CERTAIN DESCRIBED TRACT IN MICROFILM VOLUME MF 338-89 OF THE LINN COUNTY MICROFILM RECORDS; THENCE SOUTH 01(DEGREES) 36' 00" EAST ALONG SAID EAST LINE 130.00
FEET TO THE SOUTHEAST CORNER THEREOF; THENCE NORTH 89(DEGREES) 51' 14" WEST ALONG THE SOUTH LINE OF SAID TRACT 112.13 FEET TO THE EASTERLY RIGHT OF WAY OF GEARY STREET; THENCE SOUTHEASTERLY ON A 190.37 FOOT RADIUS CURVE LEFT A DISTANCE OF 117.68 FEET (THE LONG CHORD OF WHICH BEARS SOUTH 40(DEGREES) 28' 54" EAST 115.82 FEET); THENCE NORTH 24(DEGREES) 01' 17" EAST 3.24 FEET TO A 5/8" IRON ROD ON THE NORTH LINE OF GRAND PRAIRIE ROAD; THENCE SOUTH 65(DEGREES) 58' 43" EAST ALONG SAID NORTH LINE 869.94 FEET TO THE TRUE PLACE OF BEGINNING.

PARCEL C: (TL 506 & 507)

        BEGINNING AT A POINT ON THE NORTHERLY RIGHT OF WAY OF GRAND PRARIE ROAD, SAID POINT ALSO BEING NORTH 11(DEGREES) 55' 59" EAST 5.11 FEET AND NORTH 65(DEGREES) 58' 43" WEST A DISTANCE OF 208.03 FEET FROM THE SOUTHEAST CORNER OF TRACT 12 OF JASON WHEELER'S HOME FARM IN TOWNSHIP 11 SOUTH, RANGE 3 WEST OF THE WILLAMETTE MERIDIAN IN LINN COUNTY, OREGON; AND RUNNING THENCE NORTH 11(DEGREES) 55' 59" EAST A DISTANCE OF 208.03 FEET; THENCE SOUTH 65(DEGREES) 58' 43" EAST 82.06 FEET; THENCE NORTH 12(DEGREES) 59' 24" EAST 259.86 FEET; THENCE NORTH 77(DEGREES) 00' 36" WEST 400.00 FEET; THENCE SOUTH 83(DEGREES) 32' 42" WEST 120.37 FEET; THENCE NORTH 77(DEGREES) 00' 36" WEST 84.00 FEET; THENCE SOUTH 12(DEGREES) 59' 24" WEST 38.00 FEET; THENCE NORTH 77(DEGREES) 00' 36" WEST 110.0 FEET; THENCE NORTH 54(DEGREES) 13' 39" WEST 108.46 FEET; THENCE NORTH 77(DEGREES) 00' 36" WEST 120.00 FEET; THENCE SOUTH 44(DEGREES) 19' 26" WEST 38.80 FEET TO THE NORTHEAST CORNER OF THAT CERTAIN DESCRIBED TRACT IN MICROFILM VOLUME MF 338-89 OF THE LINN COUNTY MICROFILM RECORDS: THENCE SOUTH 01(DEGREES) 36' 00" EAST ALONG SAID EAST LINE 130.00 FEET TO THE SOUTHEAST CORNER THEREOF; THENCE NORTH 89(DEGREES) 51' 14" WEST ALONG THE SOUTH LINE OF SAID TRACT 112.13 FEET TO THE EASTERLY RIGHT OF WAY OF GEARY STREET; THENCE SOUTHEASTERLY ON A 190.37 FOOT RADIUS CURVE LEFT A DISTANCE OF 117.68 FEET (THE LONG CHORD OF WHICH BEARS SOUTH 40(DEGREES) 28' 54" EAST 115.82 FEET); THENCE NORTH 24(DEGREES) 01' 17" EAST 3.24 FEET TO A 5/8" IRON ROD ON THE NORTH LINE OF GRAND PRAIRIE ROAD; THENCE SOUTH 65(DEGREES) 58' 43" EAST ALONG SAID NORTH LINE 869.94 FEET TO THE TRUE PLACE OF BEGINNING.

PARCEL D: (TL 501)

BEGINNING SOUTH 1(DEGREES) 36" EAST 424.0 FEET FROM A POINT ON THE NORTH LINE OF AND SOUTH 89(DEGREES) 49' EAST 30.0 FEET FROM THE NORTHWEST CORNER OF THE JOHN BURKHART DONATION LAND CLAIM NO. 51, IN TOWNSHIP 11 SOUTH, RANGE 3 WEST OF THE WILLAMETTE MERIDIAN IN LINN COUNTY, OREGON; SAID BEGINNING POINT BEING ON THE EAST LINE OF A COUNTY ROAD; AND RUNNING THENCE SOUTH 89(DEGREES) 49' EAST PARALLEL WITH THE NORTH LINE OF SAID CLAIM, A DISTANCE OF 125.0 FEET; THENCE SOUTH 1(DEGREE) 36' EAST PARALLEL WITH THE WEST LINE OF SAID CLAIM, A DISTANCE OF 130.0 FEET; THENCE NORTH 89(DEGREES) 49' WEST PARALLEL WITH THE NORTH LINE OF SAID CLAIM, A DISTANCE OF 112.15 FEET TO THE EASTERLY RIGHT OF WAY OF SAID COUNTY ROAD; THENCE ALONG SAID RIGHT OF WAY ON A 190.4 FOOT RADIUS CURVE TO THE RIGHT (THE LONG CHORD OF WHICH BEARS NORTH 12(DEGREES) 10.4' WEST 69.88 FEET) A DISTANCE OF 70.27 FEET; THENCE NORTH 1(DEGREES) 36' WEST 61.68 FEET TO THE PLACE OF BEGINNING.

SAVE AND EXCEPT THAT PROPERTY CONVEYED TO THE CITY OF ALBANY FOR GEARY STREET RIGHT OF WAY RECORDED SEPTEMBER 18, 1973 IN VOLUME 71, PAGE 524, LINN COUNTY MICROFILM RECORDS.

FOREST GROVE RESIDENTIAL
3110 19th Ave.
Forest Grove, Oregon 97116

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF OREGON, COUNTY OF WASHINGTON, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A:

A PARCEL OF LAND SITUATED IN THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF
SECTION 5, TOWNSHIP 1 SOUTH, RANGE 3 WEST OF THE WILLAMETTE MERIDIAN, IN THE CITY OF FOREST GROVE, COUNTY OF WASHINGTON AND STATE OF OREGON, DESCRIBED
AS FOLLOWS:

BEGINNING AT A 5/8 INCH IRON ROD LOCATED AT THE INTERSECTION OF THE CENTER LINES OF 19TH AVENUE (FORMERLY FIRST AVENUE) AND MAPLE STREET; THENCE NORTH 89(DEGREES) 43' 13" WEST ALONG THE CENTER LINE OF 19TH AVENUE A DISTANCE OF
404.75 FEET; THENCE SOUTH 00(DEGREES) 29' 47" WEST 33.00 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF 19TH AVENUE AND THE TRUE POINT OF BEGINNING OF THE TRACT TO BE DESCRIBED; THENCE ALONG SAID SOUTH RIGHT OF WAY LINE

SOUTH 89(DEGREES) 43' 13" EAST 374.57 FEET TO THE WEST RIGHT OF WAY LINE OF MAPLE STREET (30.00 FEET WESTERLY OF THE CENTER LINE THEREOF); THENCE ALONG SAID WEST RIGHT OF WAY LINE SOUTH 00(DEGREES) 48' 00" WEST 293.51 FEET TO THE SOUTH LINE OF THAT CERTAIN TRACT DESCRIBED IN DEED RECORDED IN BOOK 809, PAGE 372, WASHINGTON COUNTY RECORDS; THENCE PARALLEL WITH THE CENTER LINE OF 19TH AVENUE, NORTH 89(DEGREES) 43' 13" WEST 317.08 FEET TO THE EAST LINE OF THAT CERTAIN TRACT CONVEYED TO T.E. MILLER BY DEED RECORDED IN BOOK 227, PAGE 669, WASHINGTON COUNTY RECORDS; THENCE ALONG THE EAST LINE OF SAID MILLER TRACT NORTH 00(DEGREES) 29' 47" EAST 90.00 FEET TO THE NORTHEAST CORNER OF THAT CERTAIN TRACT CONVEYED TO WILLIAM DAVID AND MARGIE LOUISE HOWARTH BY DEED RECORDED IN BOOK 422, PAGE 468, WASHINGTON COUNTY RECORDS; THENCE ALONG THE NORTH LINE OF THE SAID HOWARTH TRACT NORTH 89(DEGREES) 43' 13" WEST 55.94 FEET; THENCE NORTH 00(DEGREES) 29' 47" EAST 203.50 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL B:

A PARCEL OF LAND SITUATED IN THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF
SECTION 5, TOWNSHIP 1 SOUTH, RANGE 3 WEST OF THE WILLAMETTE MERIDIAN, IN THE CITY OF FOREST GROVE, COUNTY OF WASHINGTON AND STATE OF OREGON, DESCRIBED AS
FOLLOWS:

        BEGINNING AT A 5/8 INCH IRON ROD LOCATED AT THE INTERSECTION OF THE CENTER LINES OF 19TH AVENUE (FORMERLY FIRST AVENUE) AND MAPLE STREET; THENCE ALONG THE CENTER LINE OF 19TH AVENUE NORTH 89(DEGREES) 43' 13" WEST 404.75 FEET; THENCE SOUTH 00(DEGREES) 29' 47" WEST 33.00 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF 19TH AVENUE AND THE TRUE POINT OF BEGINNING OF THE TRACT TO BE DESCRIBED; THENCE SOUTH 00(DEGREES) 29' 47" WEST 203.50 FEET TO THE NORTH LINE OF THAT CERTAIN TRACT CONVEYED TO WILLIAM DAVID AND MARGIE LOUISE HOWARTH BY DEED RECORDED IN BOOK 422, PAGE 468, WASHINGTON COUNTY RECORDS; THENCE NORTH 89(DEGREES) 43' 13" WEST ALONG THE NORTH LINE OF THE SAID HOWARTH TRACT 44.06 FEET TO THE NORTHWEST CORNER THEREOF, SAID POINT ALSO BEING ON THE EAST LINE OF A TRACT DESCRIBED IN DEED BOOK 404, PAGE 164, WASHINGTON COUNTY RECORDS; THENCE ALONG SAID LAST DESCRIBED EAST LINE NORTH 00(DEGREES) 29' 47" EAST 1.75 FEET TO THE SOUTHEAST CORNER OF THAT CERTAIN TRACT OF LAND DESCRIBED IN CONTRACT OF SALE TO 74 VENTURES, A PARTNERSHIP, RECORDED DOCUMENT 85043483, DEED RECORDS OF WASHINGTON COUNTY; THENCE ALONG THE SOUTH LINE OF SAID 74 VENTURES TRACT NORTH 89(DEGREES) 43' 13" WEST 100.00 FEET TO THE SOUTHWEST CORNER THEREOF; THENCE NORTH 00(DEGREES) 29' 47" EAST ALONG

THE WEST LINE OF SAID 74 VENTURES TRACT 201.75 FEET TO THE SOUTH RIGHT OF WAY LINE OF 19TH AVENUE; THENCE SOUTH 89(DEGREES) 43' 13" EAST ALONG SAID SOUTH RIGHT OF WAY LINE 144.06 FEET TO THE TRUE POINT OF BEGINNING.


THE HERITAGE AT ROGUE VALLEY
3033 Barnett Rd.
Medford, Oregon 97504

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF OREGON, COUNTY OF JACKSON, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A:

PARCEL 1 OF MINOR LAND PARTITION FILED AUGUST 8, 1990 AS PARTITION PLAT NO. P-70-1990 IN VOLUME 1 OF MINOR LAND PARTITIONS, PAGE 70, JACKSON COUNTY, OREGON, COUNTY SURVEY NO. 12136.

PARCEL B:

PARCEL 2 OF MINOR LAND PARTITION FILED AUGUST 8, 1990 AS PARTITION PLAT NO. P-70-1990 IN VOLUME 1 OF MINOR LAND PARTITIONS, PAGE 70, JACKSON COUNTY, OREGON, COUNTY SURVEY NO. 12136.


McMINNVILLE RESIDENTIAL
775 E 27th Street
McMinnville, Oregon 97128

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF OREGON, COUNTY OF YAMHILL, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LOT 21, BLOCK 2, O.M.I. ACRES; ACCORDING TO THE RECORDED PLAT THEREOF, FILED JULY 10, 1990 IN VOLUME 3, PAGES 16-18 INCLUSIVE, PLAT RECORDS OF YAMHILL COUNTY, SITUATED IN THE CITY OF McMINNVILLE, YAMHILL COUNTY, OREGON.


COLUMBIA EDGEWATER
1629 George Washington Way
Richland, Washington 99352

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF WASHINGTON, COUNTY OF BENTON, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A:

ALL OF THAT PORTION OF LOT 1, BLOCK 733, PLAT OF RICHLAND, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUMES 6 AND 7 OF PLATS, RECORDS OF BENTON COUNTY, WASHINGTON, WHICH LIES NORTH AND EAST OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT ON THE EAST LINE OF SAID LOT 1, A DISTANCE OF 299.83 FEET SOUTH OF THE NORTHEAST CORNER OF SAID LOT 1; THENCE SOUTH 88(DEGREES) 54' 12" WEST A DISTANCE OF 508.0 FEET; THENCE NORTHWESTERLY TO THE NORTH LINE OF SAID LOT 1, TO A POINT WHICH IS 640.00 FEET WEST OF SAID NORTHEAST CORNER AND TERMINUS OF SAID LINE.

PARCEL B:

AN EASEMENT FOR VEHICULAR AND PEDESTRIAN TRAFFIC OVER AND ACROSS A STRIP OF LAND 30.00 FEET WIDE, WHICH LIES SOUTH OF AND IS CONTIGUOUS TO THE SOUTH BOUNDARY OF THE PROPERTY HEREINABOVE DESCRIBED.

                                   EXHIBIT B

                     LEGAL DESCRIPTION OF LEASEHOLD PARCELS


UNION PARK AT ALLENMORE
2010 South Union Ave.
Tacoma, Washington 98405

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF WASHINGTON, COUNTY OF PIERCE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LEASEHOLD INTEREST CREATED PURSUANT TO LEASE AGREEMENT OF VETERANS OF FOREIGN WARS POST 91, DATED DECEMBER 2, 1985, BY AND BETWEEN WILD WEST POST NO. 91 VETERANS OF FOREIGN WARS OF THE UNITED STATES, A CORPORATION, AS LESSOR, AND 2010 UNION LIMITED PARTNERSHIP, A WASHINGTON LIMITED PARTNERSHIP, AS LESSEE, RECORDED ON OCTOBER 29, 1987 AS INSTRUMENT NO. 8710290147 OF THE OFFICIAL RECORDS OF PIERCE COUNTY, WASHINGTON, AS AMENDED BY THAT CERTAIN AMENDMENT OF LEASE AGREEMENT DATED APRIL 15, 1993, THAT CERTAIN AMENDMENT TO LEASE AGREEMENT DATED SEPTEMBER 3, 1986, AND THAT CERTAIN LEASE AMENDMENT DATED AS OF THE DATE HEREOF.

PARCEL A:

BEGINNING 362 FEET SOUTH OF THE NORTHWEST CORNER OF GOVERNMENT LOT 1, IN
SECTION 7, TOWNSHIP 20 NORTH, RANGE 3 EAST OF THE WILLAMETTE MERIDIAN; THENCE EAST PARALLEL WITH THE NORTH LINE OF SAID LOT 1, 38.00 FEET; THENCE SOUTH PARALLEL WITH THE WEST LINE OF SAID LOT 1, 180.00 FEET; THENCE EAST PARALLEL WITH THE NORTH LINE OF SAID LOT 1, 18.00 FEET; THENCE SOUTH PARALLEL WITH
THE WEST LINE OF SAID LOT 1, 18.00 FEET; THENCE EAST PARALLEL WITH THE NORTH LINE OF SAID LOT 1, 142.00 FEET; THENCE NORTH PARALLEL WITH THE WEST LINE OF SAID LOT 1, 158.00 FEET; THENCE EAST PARALLEL WITH THE NORTH LINE OF SAID
LOT 1, 9.00 FEET; THENCE NORTH PARALLEL WITH THE WEST LINE OF SAID LOT 1,
40.00 FEET; THENCE EAST PARALLEL WITH THE NORTH LINE OF SAID LOT 1, 47.91 FEET TO THE WESTERLY RIGHT OF WAY LINE OF UNION AVE. AS CONVEYED TO THE
CITY OF TACOMA BY DEED RECORDED DECEMBER 6, 1966, UNDER RECORDING NUMBER 2171084; THENCE SOUTHERLY ALONG SAID WESTERLY RIGHT OF WAY LINE 321.34 FEET TO THE SOUTH LINE OF THE NORTH 679.00 FEET, AS MEASURED ALONG THE WEST LINE OF SAID GOVERNMENT LOT 1; THENCE WEST PARALLEL WITH THE

NORTH LINE OF SAID LOT 1, 310.25 FEET TO THE WEST LINE OF SAID LOT 1; THENCE NORTH ALONG SAID WEST LINE OF LOT 1, 317.00 FEET TO THE BEGINNING.

SITUATE IN THE CITY OF TACOMA, PIERCE COUNTY, WASHINGTON.

PARCEL B:

BEGINNING AT A POINT 412.50 FEET SOUTH OF THE NORTHEAST CORNER OF SECTION 12, TOWNSHIP 20 NORTH, RANGE 2 EAST OF THE WILLAMETTE MERIDIAN IN PIERCE COUNTY, WASHINGTON; SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE SOUTH 165 FEET; THENCE WEST 264 FEET; THENCE NORTH 165 FEET; THENCE EAST 264 FEET TO THE POINT OF BEGINNING.

EXCEPT THE WEST 15 FEET OF THE NORTH 82.5 FEET THEREOF, CONVEYED TO THE CITY OF TACOMA, BY DEED RECORDED MAY 07, 1947 UNDER RECORDING NUMBER 1448676, RECORDS OF PIERCE COUNTY, WASHINGTON.

EXCEPT THE WEST 15 FEET OF THE SOUTH 82.5 FEET THEREOF, CONVEYED TO THE CITY OF TACOMA, BY DEED RECORDED JANUARY 28, 1947 UNDER RECORDING NUMBER 1439030, RECORDS OF PIERCE COUNTY, WASHINGTON.

ALSO EXCEPT THAT PORTION THEREOF CONVEYED TO THE CITY OF TACOMA, BY DEED RECORDED UNDER RECORDING NUMBER 8610060308, RECORDS OF PIERCE COUNTY, WASHINGTON.

SITUATE IN THE CITY OF TACOMA, PIERCE COUNTY, WASHINGTON.

PARCEL C:

BEGINNING 577.50 FEET SOUTH OF THE NORTHEAST CORNER OF SECTION 12, TOWNSHIP 20 NORTH, RANGE 2 EAST OF THE WILLAMETTE MERIDIAN IN PIERCE COUNTY, WASHINGTON; SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE SOUTH 82.5 FEET; THENCE WEST 264 FEET; THENCE NORTH 82.5 FEET; THENCE EAST 264 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPT THE WEST 15 FEET THEREOF, CONVEYED TO THE CITY OF TACOMA, BY DEED RECORDED APRIL 12, 1954, UNDER RECORDING NUMBER 1678966, RECORDS OF PIERCE COUNTY, WASHINGTON; AND

ALSO EXCEPT THAT PORTION THEREOF CONVEYED TO THE CITY OF TACOMA, BY DEED RECORDED UNDER RECORDING NUMBER 8610060308, RECORDS OF PIERCE COUNTY, WASHINGTON.

SITUATE IN THE CITY OF TACOMA, PIERCE COUNTY, WASHINGTON.

PARCEL D:

BEGINNING 660 FEET SOUTH OF THE NORTHEAST CORNER OF SECTION 12, TOWNSHIP 20 NORTH, RANGE 2 EAST OF THE W.M. IN PIERCE COUNTY, WASHINGTON; SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE SOUTH 165 FEET; THENCE WEST 264 FEET; THENCE NORTH 165 FEET; THENCE EAST 264 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPT THE WEST 30 FEET THEREOF, CONVEYED TO THE CITY OF TACOMA, BY DEED RECORDED UNDER RECORDING NUMBER 8610060308, RECORDS OF PIERCE COUNTY, WASHINGTON.

SITUATE IN THE CITY OF TACOMA, PIERCE COUNTY, WASHINGTON.



HERITAGE, MT. HOOD
25200 S.E. Stark Street
Gresham, Oregon 97030

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF OREGON, COUNTY OF MULTNOMAH, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LEASEHOLD INTEREST CREATED PURSUANT TO GROUND LEASE DATED MARCH 6, 1989 BY AND BETWEEN HEALTHLINK, AN OREGON NON-PROFIT CORPORATION, CURRENTLY KNOWN AS LEGACY HEALTH SYSTEM, AS LESSOR, AND CROSSINGS INTERNATIONAL CORPORATION, A WASHINGTON CORPORATION ("CROSSINGS"), AS LESSEE, AS EVIDENCED BY THAT CERTAIN MEMORANDUM OF LEASE DATED MARCH 6, 1989 BY AND BETWEEN HEALTHLINK, AS LESSOR, AND CROSSINGS, AS LESSEE, AND RECORDED ON MARCH 9, 1989 IN BOOK 2184, PAGE 1304 OF THE OFFICIAL RECORDS OF MULTNOMAH COUNTY, OREGON.

PARCEL I:

A TRACT OF LAND LYING IN THE NORTHEAST QUARTER OF SECTION 2, TOWNSHIP 1 SOUTH, RANGE 3 EAST OF THE WILLAMETTE MERIDIAN, IN

THE CITY OF GRESHAM, COUNTY OF MULTNOMAH AND STATE OF OREGON, SAID TRACT BEING DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTHERLY RIGHT OF WAY LINE OF SE STARK STREET, SAID POINT ALSO LYING SOUTH 0(DEGREES) 19' 42" EAST 45.00 FEET AND NORTH 89(DEGREES) 40' 13" EAST, A DISTANCE OF 150.02 FEET FROM THE NORTHWEST CORNER OF SAID NORTHEAST QUARTER OF SECTION 2; AND RUNNING THENCE NORTH 89(DEGREES) 40' 13" EAST ALONG THE SOUTHERLY RIGHT OF WAY LINE OF SAID SE STARK STREET, A DISTANCE OF 355.00 FEET TO A 5/8 INCH IRON ROD AT THE NORTHWEST CORNER OF LOT 9, BLOCK 6 OF SANDPIPER EAST, DULY RECORDED SUBDIVISION IN MULTNOMAH COUNTY PLAT BOOK 1209, PAGES 55 AND 56; THENCE SOUTH 1(DEGREE) 04' 42" EAST ALONG THE WEST BOUNDARY OF SAID BLOCK 6 A DISTANCE OF 445.04 FEET TO A POINT; THENCE LEAVING SAID WEST BOUNDARY SOUTH 89(DEGREES) 40' 13" WEST 425.07 FEET TO A POINT; THENCE NORTH 63(DEGREES) 16' 25" WEST 24.15 FEET TO A POINT OF NON TANGENT CURVATURE, THE RADIAL CENTER OF WHICH BEARS NORTH 43(DEGREES) 35' 38" WEST; THENCE NORTHEASTERLY ALONG THE ARC OF A 282.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 47(DEGREES) 29' 04", AN ARC DISTANCE OF 233.71 FEET (THE LONG CHORD OF WHICH BEARS NORTH 22(DEGREES) 39' 50" EAST 227.08 FEET) TO A POINT OF TANGENCY; THENCE NORTH 1(DEGREE) 04' 42" WEST 225.00 FEET TO THE POINT OF BEGINNING.

PARCEL II:

UTILITY EASEMENTS RECORDED MARCH 9, 1989 IN BOOK 2184, PAGE 1316, DEED RECORDS, OVER THE FOLLOWING DESCRIBED TRACT:

A TRACT OF LAND LYING IN THE NORTHEAST QUARTER OF SECTION 2, TOWNSHIP 1 SOUTH, RANGE 3 EAST OF THE WILLAMETTE MERIDIAN, IN THE CITY OF GRESHAM, COUNTY OF MULTNOMAH AND STATE OF OREGON, SAID TRACT BEING DESCRIBED AS FOLLOWS:

COMMENCING AT A 5/8 INCH IRON ROD AT THE NORTHWEST CORNER OF LOT 9 IN BLOCK 6
OF SANDPIPER EAST, A DULY RECORDED SUBDIVISION IN MULTNOMAH COUNTY PLAT BOOK 1209, PAGES 55 AND 56; THENCE SOUTH 01(DEGREE) 04' 42" EAST ALONG THE WEST BOUNDARY OF SAID BLOCK 6, A DISTANCE OF 445.04 FEET; THENCE LEAVING SAID WEST BOUNDARY, SOUTH 89(DEGREES) 40' 13" WEST, 81.23 FEET TO THE TRUE POINT OF BEGINNING OF THE TRACT OF LAND TO BE DESCRIBED; THENCE SOUTH 18(DEGREES) 22' 37" EAST, 193.32 FEET TO THE WEST LINE OF LOT 1, BLOCK 6 OF SAID SANDPIPER EAST; THENCE SOUTH 18(DEGREES) 40' 22" WEST ALONG THE WEST LINE OF SAID LOT 1, BLOCK 6, A DISTANCE OF 27.22 FEET TO THE MOST WESTERLY CORNER OF SAID LOT 1, BLOCK 6; THENCE SOUTH 26(DEGREES) 43' 35" WEST ALONG THE WEST BOUNDARY OF SAID SANDPIPER EAST, A DISTANCE OF 47.00 FEET;

THENCE LEAVING THE BOUNDARY OF SAID SANDPIPER EAST, NORTH 63(DEGREES) 16' 25" WEST, 26.75 FEET; THENCE NORTH 26(DEGREES) 43' 35" EAST, 17.00 FEET; THENCE NORTH 63(DEGREES) 16' 25" WEST, 69.35 FEET; THENCE NORTH 00(DEGREES) 29' 50" WEST, 192.55 FEET; THENCE NORTH 89(DEGREES) 40' 13" EAST, 20.00 FEET; THENCE SOUTH 00(DEGREES) 29' 50" EAST, 180.29 FEET; THENCE SOUTH 63(DEGREES) 16' 25" EAST, 57.15 FEET; THENCE NORTH 26(DEGREES) 43' 35" EAST, 28.75 FEET; THENCE NORTH 18(DEGREES) 22' 37" WEST, 190.03 FEET; THENCE NORTH 89(DEGREES) 40' 13" EAST, 23.14 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL III:

ACCESS EASEMENT RECORDED MARCH 9, 1989 IN BOOK 2184, PAGE 1311, DEED RECORDS, OVER THE FOLLOWING DESCRIBED TRACT:

A TRACT OF LAND LYING IN THE NORTHEAST QUARTER OF SECTION 2, TOWNSHIP 1 SOUTH, RANGE 3 EAST OF THE WILLAMETTE MERIDIAN, IN THE CITY OF GRESHAM, COUNTY OF MULTNOMAH AND STATE OF OREGON, SAID TRACT BEING DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTHERLY RIGHT OF WAY LINE OF SE STARK STREET, SAID POINT ALSO LYING SOUTH 0(DEGREE) 19' 42" EAST, 45.00 FEET AND NORTH 89(DEGREES) 40' 13" EAST, A DISTANCE OF 150.02 FEET FROM THE NORTHWEST CORNER OF SAID NORTHEAST QUARTER OF SECTION 2; AND RUNNING THENCE SOUTH 01(DEGREE) 04' 42" EAST, 151.88 FEET; THENCE SOUTH 88(DEGREES) 55' 18" WEST, 54.00 FEET; THENCE NORTH 01(DEGREE) 04' 42" WEST, 152.58 FEET TO THE SOUTHERLY RIGHT OF WAY LINE OF SE STARK STREET; THENCE NORTH 89(DEGREES) 40' 13" EAST, ALONG THE SOUTHERLY RIGHT OF WAY LINE OF SE STARK STREET, A DISTANCE OF 54.00 FEET TO THE POINT OF BEGINNING.

                                   EXHIBIT C

                      DESCRIPTION OF ASSUMED INDEBTEDNESS


1. That certain loan from the Oregon Housing & Community Services Department, State of Oregon (formerly known as the Oregon Housing Agency) made on May 30, 1984, in the original principal amount of Two Million Two Hundred Thousand Dollars ($2,200,000.00), for the purposes of developing that certain real property located in the County of Linn, State of Oregon, and legally described in Exhibit A of this Agreement under the commonly known name of "Albany Residential".

2. That certain loan from the Oregon Housing & Community Services Department, State of Oregon (formerly known as the Oregon Housing Agency) made on October 31, 1988, in the original principal amount of Three Million Five Hundred Twenty-Seven Thousand Five Hundred Dollars ($3,527,500.00), for the purposes of developing that certain real property located in the County of Washington, State of Oregon, and legally described in Exhibit A of this Agreement under the commonly known name of "Forest Grove Residential".

3. That certain loan from the Oregon Housing & Community Services Department, State of Oregon (formerly known as the Oregon Housing Agency) made on March 22, 1991, in the original principal amount of Three Million Nine Hundred Thousand Dollars ($3,900,000.00), for the purposes of developing that certain real property located in the County of Yamhill, State of Oregon, and legally described in Exhibit A of this Agreement under the commonly known name of "McMinnville Residential".

                                   EXHIBIT D

                      FORM OF BILL OF SALE AND ASSIGNMENT

       THIS BILL OF SALE AND ASSIGNMENT is made as of December __, 1995, by ___________________, a _____________________ ("Seller"), in favor of
NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation ("Buyer"), pursuant to that certain Purchase and Sale Agreement of even date herewith, by and among Buyer, Crossings International Corporation, a Washington corporation, New Crossings International Corporation, a Nevada corporation, and 2010 Union Limited Partnership, a Washington limited partnership (the "Purchase Agreement"). All initially capitalized terms used herein and not otherwise defined herein shall have the same meaning given such terms in the Purchase Agreement.

       FOR VALUE RECEIVED, receipt of which is hereby acknowledged, Seller does hereby grant, bargain, sell, convey, assign, transfer, set over, deliver to and vest in Buyer, its successors and assigns forever, all of Seller's right, title and interest in and to all of the following property, whether now existing or hereafter arising:

       (a) All Personal Property which relate in any way to the construction, use, occupancy, operation, development or marketing of the Land, which real property is more particularly described on Schedule 1 attached hereto, or the improvements or the Fixtures (collectively, the "Real Property") wherever the same may be located, on the Land or otherwise;

       (b)   All Warranties;

       (c) All deposits and bonds of Seller relating to the Property or any portion thereof, including, without limitation, deposits and bonds provided to any governmental agency for construction, use or operation of the Property;

       (d) All original reports, drawings, plans, blueprints, studies, specifications, certificates of occupancy, building permits and grading permits relating to all or any part of the Real Property and all amendments, modifications, supplements, general conditions and addenda thereto. In the event Buyer reasonably requires copies thereof, Seller hereby covenants and agrees that it shall cooperate and comply in a timely manner with Buyer's reasonable requests for delivery of copies of all financial documents, instruments, bills, checks, invoices and all other books and records relating to all or any part of the Property; and

       (e) All of Seller's legal and equitable claims, causes of action, and rights against the architects, engineers, designers, contractors, subcontractors, suppliers and materialmen and any other party who has supplied labor, services, materials or equipment, directly or indirectly, in connection with the design, planning, marketing, construction, manufacturing or operation of all or any part of the Property.

       Seller hereby represents and warrants to Buyer that Seller is the owner of all right, title and interest in and to the above property, that, except with respect to the Assumed Indebtedness, said property is free and clear of all liens, charges and encumbrances created by or imposed against Seller and that Seller has full right, power and authority to sell said property and to make this Bill of Sale and Assignment. Seller shall warrant and forever defend title to said property unto Buyer.

       IN WITNESS WHEREOF, Seller has executed this Bill of Sale and Assignment as of the day and year first above written.

                                       "SELLER"


                                       [signature block]

                                   SCHEDULE I


                       LEGAL DESCRIPTION OF REAL PROPERTY

                                   EXHIBIT E

                   FORM OF CERTIFICATE OF NON-FOREIGN STATUS

        _____________________, a _____________________ ("Seller"), is the owner of that certain real property more particularly described in, Schedule 1 attached hereto and incorporated herein by this reference (the "Property"). This Certificate of Non-Foreign Status is made pursuant to that certain Purchase and Sale Agreement of even date herewith ("Purchase and Sale Agreement"), with respect to the Property, by and among CROSSINGS NATIONAL CORPORATION, a Washington corporation, NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation ("Buyer"), NEW CROSSINGS NATIONAL CORPORATION, a Nevada corporation and 2010 UNION LIMITED PARTNERSHIP, a Washington limited partnership.

       Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Buyer that withholding of tax will not be required when the Property is transferred pursuant to the Purchase and Sale Agreement, the undersigned hereby certifies the following on behalf of Seller:

       1. Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate, as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder;

       2.    Seller's U.S. employer identification number is ________;  and

       3. Seller's office address is 1201 Pacific Avenue, Suite 1800, Tacoma, Washington 98402.

       Seller understands that this Certification may be disclosed to the Internal Revenue Service by Buyer and that any false statement contained herein could be punished by fine, imprisonment, or both.

       Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

Dated as of: December __, 1995

                                       "SELLER"

                                       [signature block)

                                   SCHEDULE 1

                         LEGAL DESCRIPTION OF PROPERTY

                                   EXHIBIT F

                        FORM OF CLOSING PROCEDURE LETTER


                                    December
                                      15th
                                    1 9 9 5


Chicago Title Insurance Company
National Business Unit
16969 Von Karman
Irvine, California 92714
Attn: Joy Eaton

             Re: Purchase and Sale Agreement dated December 15, 1995, (the "Purchase Agreement) by and between Crossings International Corporation, a Washington corporation ("Seller"), Nationwide Health Properties, Inc., a Maryland corporation ("Buyer"), New Crossings International Corporation a Nevada corporation ("Tenant"), and 2010 Union Limited Partnership, a Washington limited partnership ("Union Limited Partnership"); Your Order Nos.: NBU 148041 (Albany Residential - No. 19-26221); NBU 148042 (the Atrium - No. 1029353); NBU 140843
                   (Canterbury Gardens - No. 1029348); NBU 148044 (Columbia Edgewater - No. 46957-SW); NBU 148045 (Courtyard Village - No. 19-26220); NBU 148046 (Forest Grove Residential - No. 145187); NBU 148047 (Heritage Mt. Hood - No. 145219); NBU
                   1480489 McMinnville Residential Estates - No. 3676574); NBU 148051 (Ridge Point - No. 1029352); NBU 148050 (River Place
                   - No. P142614); NBU 148051 (The Heritage at Rogue Valley - No. 03-30651); and NBU 148052 (Union Park at Allenmore -
                   No. 131438)

Ladies and Gentlemen:

             Please refer to the Purchase Agreement, a copy of which is being delivered to you with this letter. Except as otherwise defined herein, all initially capitalized terms used herein shall have the same meaning given such terms in the Purchase Agreement.

             This letter shall constitute your instructions with respect to the "Funds" and "Documents" described herein.

A.     Delivery of Funds.

       1. On or before December 20, 1995, (the "Closing Date"), Buyer shall wire-transfer to you funds required pursuant to Section 3.2(b) of the Purchase Agreement (the "Funds").

       2. On or before the Closing Date, Tenant shall wire transfer to you in same day funds and/or direct same day available funds to be delivered to you, in the amount of $1,381,197.00 representing the Security Deposit under Section 3.3(a)(v) of the Purchase Agreement (the "Lease Security Deposit").

       3. On or before the Closing Date, Tenant shall wire transfer to you in same day funds and/or direct same day available funds to be delivered to you, in the amount of $163,105.00 representing the Debt Service Reserve under Section 3.3(a)(v) of the Purchase Agreement (the "Debt Service Reserve").

       4. The Lease Security Deposit and the Debt Service Reserve shall be collectively referred to as the "Security Deposit").

       5. On or before the Closing Date, Tenant and Union Limited Partnership shall wire transfer to you in same day funds an amount sufficient to make all rent and interest payments due under the Ground Leases and the Assumed Indebtedness before the Closing Date and/or within ten (10) calendar days thereafter (the "Third Party Monthly Payments").

       6. On or before the Closing Date, Tenant shall wire transfer to you in same day funds an amount sufficient to pay the "Deferred Rent" due and payable to the ground lessor of the Mt. Hood Parcel (the "Mt. Hood Deferred Rent").


B.     Delivery of Documents.

       1. Delivery of Recordation Documents. On or before the Closing Date, Seller, Buyer, Tenant or Union Limited Partnership shall deliver to you, or to your respective local agent for the Parcels, one fully executed and acknowledged original of each of the following documents (the "Recordation Documents"):

                   (a) A Deed conveying each of the Fee Parcels and the Improvements on the Mt. Hood Parcel to Buyer, in each case executed and acknowledged by Seller or an Affiliate of Seller (the "Deeds");

                   (b)  The Lease Assignment Agreement for the Mt. Hood Parcel;

                   (c) An Amendment to Lease by and between Legacy Health Systems ("Legacy") and Buyer for the Mt. Hood Parcel, in the form attached as Schedule 3 hereto (the "Mt. Hood Lease Amendment");

                   (d) A Consent Agreement by and among Legacy, Seller and Buyer for the Mt. Hood Parcel, in the form attached as Schedule 4 hereto (the "Mt. Hood Consent Agreement");

                   (e) An Assumption Agreement by and among Seller, Tenant, the Oregon Housing & Community Services Department, State of Oregon (the "Agency") and Buyer for the assumption by Buyer of the Albany Residential Center Assumed Indebtedness, in the form attached as Schedule 5 hereto (the "Albany Residential Assumption Agreement");

                   (f) A Memorandum of Lease Approval Agreement by and among Buyer, Tenant and the Agency, in the form attached as Schedule 6 hereto (the "Albany Memorandum of Lease Approval Agreement");

                   (g) An Assumption Agreement by and among Seller, Tenant, the Agency and Buyer for the assumption by Buyer of the Forest Grove Residential Center Assumed Indebtedness, in the form attached as Schedule 7 hereto (the "Forest Grove Assumption Agreement");

                   (h) A Memorandum of Lease Approval Agreement by and among Buyer, Tenant and the Agency, in the form attached as Schedule 8 hereto (the "Forest Grove Memorandum of Lease Approval Agreement");

                   (i) An Assumption Agreement by and among McMinnville Residential Center Limited Partnership, an Oregon limited partnership ("McMinnville"), Seller, Tenant, the Agency and Buyer for the assumption by Buyer of the McMinnville Residential Center Assumed Indebtedness, in the form attached as Schedule 9 hereto (the "McMinnville Assumption Agreement");

                   (j) A Memorandum of Lease Approval Agreement by and among Buyer, Tenant and the Agency, in the form attached as Schedule 10 hereto (the "McMinnville Memorandum of Lease Approval Agreement");

                   (k)  A Memorandum of Lease for each Facility Lease; and

                   (l)  The Fixture Filings.

       2. Delivery of Non-Recordation Documents. On or before the Closing Date, Seller, Buyer, Tenant or Union Limited Partnership shall deliver to you, or to your respective local agent for the Parcels, one fully executed original of each of the following documents (the "Non-Recordation Documents"):

                   (a) Pay-off letters or demands (the "Pay-Off Letters") from the then record holders or claimants of any encumbrance or monetary lien affecting the Property, other than the Assumed Indebtedness, stating the cash amount required to be paid and where and to whom such amount is to be paid in order to satisfy and discharge of record such encumbrances; and

                   (b) Lessor Estoppel Certificate by Legacy, to Buyer, with respect to the Mt. Hood Parcel, in the form attached as Schedule 11 hereto (the "Mt. Hood Estoppel Certificate");

                   (c) A Lease Approval Agreement by and among Tenant, the Agency and Buyer for the Albany Residential Center, in the form attached as Schedule 12 hereto (the "Albany Lease Approval Agreement");

                   (d) A Side Letter Agreement by the Agency, and Accepted and Agreed to by Buyer, Seller and Tenant, in the form attached as
             Schedule 13 hereto (the "Albany Side Letter Agreement");

                   (e) A Lease Approval Agreement by and among Tenant, the Agency and Buyer for the Forest Grove Residential Center, in the form attached as Schedule 11 hereto (the "Forest Grove Lease Approval Agreement");

                   (f) A Side Letter Agreement by the Agency, and Accepted and Agreed to by Buyer, Seller and Tenant, in the form attached as
             Schedule 15 hereto (the "Forest Grove Side Letter Agreement");

                   (g) A Lease Approval Agreement by and among Tenant, the Agency and Buyer for the McMinnville Residential Center, in the form attached as Schedule 16 hereto (the "McMinnville Lease Approval Agreement"); and

                   (h) A Side Letter Agreement by the Agency, and Accepted and Agreed to by Buyer, Seller and Tenant, in the form attached as
             Schedule 17 hereto (the "McMinnville Side Letter Agreement");

       3. Delivery and Approval of Closing Statement. On or before the Closing Date, you shall prepare and Seller, Buyer, Tenant and Union Limited Partnership shall approve and execute a closing statement showing the source and application of funds received by you and the costs and expenses incurred in connection herewith (the "Closing Statement").

       4. Definition of Documents. As used herein, "Documents" shall mean, collectively, the Recordation Documents, the Non-Recordation Documents and the Closing Statement.

C. Conditions to Closing. The Funds shall not be disbursed and the Documents shall not be recorded or delivered to any person or entity until each of the following conditions are satisfied:

       1. You have received the Funds, the Security Deposit, the Third Party Monthly Payments and the Mt. Hood Deferred Rent and are unconditionally and irrevocably prepared to wire the same in accordance with Paragraph D hereof.

       2. You have received the Documents and are unconditionally and irrevocably prepared to record the Recordation Documents in accordance with Paragraph D hereof.

       3. You are unconditionally and irrevocably committed to issue the Title Policies subject only to those exceptions (the "Permitted Exceptions") which appear on the pro forma title policies attached hereto as Schedule 1.

       4. You have received from Tenant and/or Union Limited Partnership, by check payable to Buyer or wire transfer for the account of Buyer, the amount of $__________________, representing the first full month's rent (and any proration for the first partial month) as required by the Facility Leases (other than for the Allenmore Parcel) and the interest as required by the NHP Loan Documents (the "Facilities Payment").

       5.    You have received the Written Authorization to Close.

       6. You have received all the necessary information for filing the form then required to be filed pursuant to Section 6045 of the Internal Revenue Code (the "Information Return") with respect to the transactions contemplated by the Purchase Agreement and you are unconditionally and irrevocably prepared to file the same. Buyer, Seller, Tenant and Union Limited Partnership hereby agree, as between themselves, to cooperate in providing any information within their possession or control that is necessary for filing. The purchase and sale of the Property is the sale of "reportable real estate" within the meaning of U.S. Treasury Regulations
             Section 1.605-4 (the "Regulations").

       YOU ARE THE "REAL ESTATE REPORTING PERSON" WITHIN THE MEANING OF THE REGULATIONS AND SHALL MAKE ALL REPORTS TO THE FEDERAL GOVERNMENT AS REQUIRED BY THE REGULATIONS.

D. Closing. If the conditions specified in Paragraph C above are satisfied on or before the Closing Date, then you shall immediately deliver to Buyer, Seller, Tenant and Union Limited Partnership a written confirmation of such satisfaction in the form of Schedule 2 hereto (which confirmation shall evidence your agreement to immediately take or cause to be taken the actions hereinafter specified), and thereafter you shall immediately:

       1. Record the Recordation Documents in the order listed in Paragraph B(1) above.

       2. Wire the respective amounts due to third parties (e.g., lien holders) under the Closing Statement in accordance with the respective instructions (the "Third Party Instructions") from such third parties.

       3. Wire the amount due Seller under the Closing Statement in accordance with the wiring instructions to be provided by Seller (the "Seller Wiring Instructions").

       4. Wire the Facilities Payment, the Lease Security Deposit and any amounts due Buyer under the Closing Statement in accordance with the following wiring instructions (the "Buyer Wiring Instructions") (or if the same is made by check, deliver the same to Buyer via overnight courier at Tenant's expense to Nationwide Health Properties, Inc., 4675 MacArthur Court, Suite 510, Newport Beach, California 92660, Attention: Mr. Mark Desmond):

                                    Wells Fargo Bank
                                    420 Montgomery Street
                                    San Francisco, California
                                    AJBA No. 121000248
                                    for the benefit of
                                    Nationwide Health Properties, Inc.
                                    Account No. 4692089329
                                    Upon receipt, notify Mark Desmond
                                    by telephone at (714) 251-1211

       5. Wire the Debt Service Reserve in accordance with the wiring instructions to be provided by Buyer (the "Debt Service Reserve Wiring Instructions").

       6. Transmit the Third Party Monthly Payments to the parties entitled thereto and at the addresses specified to you in written instructions delivered to you by Buyer, Tenant and Union Limited Partnership.

       7. Transmit the Mt. Hood Deferred Rent to the party entitled thereto and at the address specified to you in written instructions delivered to you by Legacy

       8. Issue the Title Policies subject only to those exceptions which appear on the pro forma title policy attached hereto as Schedule 1 and deliver the same to O'Melveny & Myers, at the address specified in Paragraph E, hereof, within 20 business days.

       9. File the Informational Return and all other filings and reports required pursuant to the Regulations and deliver copies of the same to counsel for Buyer and Seller (at the respective addresses set forth below) within 3 business days.

E. Delivery of Documents. As soon as they are available, please deliver the Documents as follows:

       1. To O'Melveny & Myers, 610 Newport Center Drive, Suite 1700, Newport Beach, California 92660, Attention: Tracy D. Johnson, Esq., the following:

                   (a) The recorded original of each of the Recordation Documents; and

                   (b) The originals of the Documents other than the Recordation Documents.

       2. To Bogle & Gates, Two Union Square, 601 Union Street, Seattle, Washington 98101-2346, Attention: Felicia L. Gittleman, Esq.

                   (a) A copy of each of the Recordation Documents, as recorded.

                   (b) A copy of the Documents other than the Recordation Documents.

F. Closing Costs, All closing costs incurred in carrying out your duties under this letter are to be billed in accordance with Section 4.1 of the Purchase Agreement.

G.     Investment of Funds.

       1. Buyer's Funds. As soon as you receive any portion of the Funds, you shall notify Buyer of such fact. If Buyer gives you written instructions to do so, you shall invest the Funds in treasury bills (or such other shortterm investment as may be authorized by Buyer) for the benefit of Buyer.

       2. If No Closing. If the Closing fails to occur and you receive cancellation instructions pursuant to Paragraph H below, the interest accrued on the Funds shall be delivered to Buyer, in accordance with the Buyer Wiring Instructions.

       3. If Closing Occurs. The Closing Statement shall provide that Buyer is entitled to rent under the Facility Lease (other than for the Allenmore Parcel) from the date that Buyer disburses the Funds to you. If the transactions described herein close, Tenant shall be entitled to a credit against such rent equal to interest accrued on the funds up to the Closing Date and you shall deliver such accrued interest to Tenant according to the Seller Wiring Instructions.

H. Cancellation of Instructions. Notwithstanding anything to the contrary herein, if the conditions specified in Paragraph C hereof are not satisfied on or before the Closing Date, then, if you receive written instructions to cancel this transaction from either of the undersigned, the instructions set forth in Paragraphs A through E above shall be deemed cancelled, you shall immediately return the Funds (and any interest thereon) to Buyer, in accordance with the Buyer Wiring Instructions and you shall destroy the Documents on the next business day thereafter.

I. Limitation of Liability. You are acting solely as closing agent, and you shall be liable solely for your failure to comply with the terms of this letter. The foregoing will not limit your liability as title insurer under the terms of the Title Policies (such liability being in accordance with the terms of such policy).

J. Execution by Counterparts; Facsimile Signatures. This letter of instructions may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same letter of instructions. You are hereby authorized to accept facsimile signatures on this letter of instructions as original signatures, and such facsimile signatures are hereby deemed originals.

K. Interpleader. Buyer, Seller, Tenant and Union Limited Partnership expressly agree that if they give you contradictory instructions, you shall have the right, at your election, to file an action in interpleader requiring the Buyer, Seller, Tenant and Union Limited Partnership to answer and litigate their several claims and rights between themselves and you are authorized to deposit with the clerk of the court all documents and funds held by you. In the event such action is filed, Buyer, Seller, Tenant and Union Limited Partnership agree to pay your cancellation charges and costs, expenses and reasonable attorneys' fees which you are required to expend or incur in the interpleader action, the amount thereof to be fixed and judgment therefor to be rendered by the court. Upon the filing of such an action, you shall be fully released and discharged from all obligations to perform further any duties or obligations imposed hereunder.

                                     Very truly yours,

                                     "BUYER"

                                     NATIONWIDE HEALTH PROPERTIES, INC.,
                                     a Maryland corporation


                                     By:
                                        -------------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------


                                     "SELLER"
                                     CROSSINGS NATIONAL
                                     CORPORATION,
                                     a Washington corporation

                                     By:
                                        -------------------------------------
                                        Richard W. Boehlke,
                                        President



                                     "TENANT"

                                     NEW CROSSINGS INTERNATIONAL
                                     CORPORATION,
                                     a Nevada corporation

                                     By:
                                        -------------------------------------
                                        Richard W. Boehlke,
                                        President

                                     "UNION LIMITED PARTNERS"

                                     2010 UNION LIMITED PARTNERSHIP,
                                     a Washington limited partnership

                                     By:
                                        -------------------------------------
                                        Richard W. Boehlke,
                                        its general partner


ACCEPTED AND AGREED TO
as of the date first
above written:

Chicago Title Insurance Company

By:
    ----------------------------
       Its:
           ---------------------

                                   SCHEDULE 1

                            PRO FORMA TITLE POLICIES

                                 SCHEDULE 2

                        CONFIRMATION BY TITLE COMPANY

                              December __, 1995


Nationwide Health Properties, Inc.
c/o O'Melveny & Myers
610 Newport Center Drive
Suite 1700
Newport Beach, California 92660
Attention: Tracy D. Johnson, Esq.

Crossings International Corporation
New Crossings International Corporation
2010 Union Limited Partnership
c/o Bogle & Gates
Two Union Square
601 Union Street
Seattle, Washington 98101-2346
Attention:  Kyle B. Lukins, Esq.


            Re: Purchase and Sale Agreement dated December 15, 1995 (the
                "Purchase Agreement") by and among Crossings International Corporation, a Washington corporation ("Seller") and Nationwide Health Properties, Inc., a Maryland corporation ("Buyer"), New Crossings International Corporation a Nevada corporation ("Tenant"), and 2010 Union Limited Partnership, a Washington limited partnership ("Union Limited Partnership")

Ladies and Gentlemen:

              Please refer to that certain letter (the "Letter of Instructions") captioned "CLOSING PROCEDURE LETTER", dated as of December 15, 1995, from Seller, Buyer, Tenant and Union United Partnership to the undersigned.

              Pursuant to Paragraph D of the Letter of Instructions, we hereby confirm that each of the conditions to disbursement and recordation set forth in Paragraph C of the Letter of Instructions has been satisfied.

                              Very truly yours,

                              Chicago Title Insurance Company


                              By:
                                 -----------------------------
                                  Its:
                                      ------------------------

                                   SCHEDULE 3

                        FORM OF MT. HOOD LEASE AMENDMENT

                                 [See Attached]





                                      S-3-1

                                   SCHEDULE 4

                       FORM OF MT. HOOD CONSENT AGREEMENT



                                 [See Attached]





                                     S-4-1

                                   SCHEDULE 5

                    ALBANY RESIDENTIAL ASSUMPTION AGREEMENT

                                 [See Attached]





                                     S-5-1

                                   SCHEDULE 6

                 ALBANY MEMORANDUM OF LEASE APPROVAL AGREEMENT

                                 [See Attached]





                                     S-6-1

                                   SCHEDULE 7

                       FOREST GROVE ASSUMPTION AGREEMENT

                                 [See Attached]





                                     S-7-1

                                 SCHEDULE 8

             FOREST GROVE MEMORANDUM OF LEASE APPROVAL AGREEMENT

                               [See Attached]





                                     S-8-1

                                   SCHEDULE 9

                       Mc MINNVILLE ASSUMPTION AGREEMENT

                                 [See Attached]





                                     S-9-1

                                  SCHEDULE 10

              MC MINNVILLE MEMORANDUM OF LEASE APPROVAL AGREEMENT

                                 [See Attached]





                                     S-10-1

                                  SCHEDULE 11

                         MT. HOOD ESTOPPEL CERTIFICATE

                                 [See Attached]





                                     S-11-1

                                  SCHEDULE 12

                        ALBANY LEASE APPROVAL AGREEMENT

                                 [See Attached]





                                     S-12-1

                                  SCHEDULE 13

                          ALBANY SIDE LETTER AGREEMENT

                                 [See Attached]





                                     S-13-1

                                  SCHEDULE 14

                     FOREST GROVE LEASE APPROVAL AGREEMENT

                                 [See Attached]





                                     S-14-1

                                  SCHEDULE 15

                       FOREST GROVE SIDE LETTER AGREEMENT

                                 [See Attached]





                                     S-15-1

                                  SCHEDULE 16

                      McMINNVILE LEASE APPROVAL AGREEMENT

                                 [See Attached]





                                     S-16-1

                                  SCHEDULE 17

                       MC MINNVILLE SIDE LETTER AGREEMENT

                                 [See Attached]





                                     S-17-1

                                   EXHIBIT G

                                 FORM OF DEEDS

                                 (See Attached)

                                      DEED
                                  [Idaho Form]


              THIS INDENTURE, made the _______ day of December, 1995, between [GRANTOR'S NAME], "Grantor," and NATIONWIDE HEALTH PROPERTIES, INC. a, Maryland corporation, "Grantee," whose address is 4675 MacArthur Court, Suite 1170, Newport Beach, California 92660.

                                  WITNESSETH:

              For Valuable Consideration, Grantor has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell and convey unto Grantee, and to its successors and assigns, forever, all of that certain piece or parcel of land situate, lying and being located in the County of Ida, State of Idaho, particularly described as follows, to-wit:

       See Exhibit A attached hereto and incorporated by reference herein.


together with all and singular the tenements, hereditament and appurtenances thereunto belonging or in anyway appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof; and also all the estate, right, title, interest in the property, possession, claim and demand whatsoever, as well in law as in equity, of the Grantor, of, in or to the said premises, and every part and parcel thereof, with the appurtenances.

              TO HAVE AND TO HOLD all and singular the said premises, together with the appurtenances, unto the said Grantee and to its successors and assigns forever.

              IN WITNESS WHEREOF, the said Grantor has hereunto set its hand and seal the day and year first above written.



                                        --------------------------------

                                        By:
                                           -----------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                              --------------------------

STATE OF WASHINGTON                     )
                                        ) ss.
COUNTY OF                               )

              On this ____ day of December, 1995, before me personally appeared __________________ to me known to be the _______________ of ________________
_________________ that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned and on oath stated that he was authorized to execute said instrument.

              IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first written above.


                                      ---------------------------------
                                      Notary Public in and for the
                                      State of Washington
                                      My Commission Expires:_______

                                   SCHEDULE 1

                     LEGAL DESCRIPTION OF THE REAL PROPERTY

                                 WARRANTY DEED
                                 [Oregon Form]


              ________________________, Grantor, conveys and warrants to NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation, Grantee, the following described real property free of encumbrances except as specifically set forth herein situated in [County], Oregon, to wit:

                    See Exhibit A attached hereto and incorporated by this reference herein.

              The said property is free from encumbrances except:

                    See Exhibit B attached hereto and incorporated by this reference herein.

              The true consideration for this conveyance is $_______ (However, the actual consideration consists of other value given which is [the whole/part of the] consideration).

              Until a change is requested, all tax statements shall be sent to the following address:

                    Nationwide Health Properties, Inc.
                    4675 MacArthur Court, Suite 1170
                    Newport Beach, CA 92660

              THIS INSTRUMENT WILL NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930.

              DATED this ____ day of December, 1995.


                                      --------------------------
                                      By:
                                         -----------------------
                                      Its:
                                          ----------------------

STATE OF WASHINGTON                )
                                   )  ss.
COUNTY OF _________                )

              On this ___ day of December, 1995, before me personally appeared _________________ to me known to be the _________________ of _________________
that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned and on oath stated that he was authorized to execute said instrument.

              IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first written above.



                                                 ------------------------------
                                                 Notary Public in and for the
                                                 State of Washington
                                                 My Commission Expires: ______

After Recording Return To:
- -------------------------

O'Melveny & Myers
610 Newport Center Drive
Suite 1700
Newport Beach, CA 92660
Attn:  Tracy D. Johnson, Esq.
       (614,055-78)

                                   SCHEDULE 1

                     LEGAL DESCRIPTION OF THE REAL PROPERTY

                                   SCHEDULE 2

                             PERMITTED ENCUMBRANCES

WHEN RECORDED RETURN TO:

O'Melveny & Myers
610 Newport Center.Drive
Suite 1700
Newport Beach, CA 92660
Attn:  Tracy D. Johnson, Esq.
       (614,055-78)

MAIL TAX STATEMENTS TO;

Nationwide Health Properties, Inc.
4675 MacArthur Blvd., Suite 1170
Newport Beach, CA 92660


                           STATUTORY WARRANTY DEED
                              [Washington Form]

              The undersigned grantor, ______________, for and in consideration of TEN DOLLARS ($10.00) in hand paid, conveys and warrants to NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation, effective as of the date hereof, the real property in [County], Washington, described in Exhibit "A" attached hereto and incorporated herein and subject to the encumbrances set forth in Exhibit "B" attached hereto.

              Dated: December ___, 1995

                                        [GRANTOR NAME]

                                        --------------------------------,
                                        a
                                         -------------------------------

                                        By:
                                           -----------------------------
                                        Name:
                                             ---------------------------
                                        Its:
                                            ----------------------------

STATE OF WASHINGTON           )
                              )         ss.
COUNTY OF ___________         )

              On this ____ day of December, 1995, before me personally appeared __________________ to me known to be the _________________ of ________________
that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned and on oath stated that he was authorized to execute said instrument.

              IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first written above.


                                        --------------------------------------
                                        Notary Public in and for the State of
                                        Washington
                                        My Commission Expires: ______________

                                   SCHEDULE 1

                               LEGAL DESCRIPTION

                                   SCHEDULE 2

                             PERMITTED ENCUMBRANCES

                                 WARRANTY DEED
                                [Colorado Form]

        THIS DEED, made this ____ day of December, 1995, between [Seller] of the City of _______________ County of ___________________, State of Colorado,
grantor and NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation whose legal address is 4675 MacArthur Court, Suite 1170, Newport Beach, of the County of Orange, State of California, grantee:

       WITNESSETH, That the grantor, for and in consideration of the sum of TEN DOLLARS, the receipt and sufficiency of which is hereby acknowledges, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell, convey, and confirm, unto the grantee, its heirs and assigns forever, all the real property together with improvements, if any, situate, lying and being in the City of ______, County of _____________, State of Colorado, described as follows:


                           [Insert Legal Description]



also known by street and number as:_________________________________________, assessor's schedule or parcel number _________________________:

       TOGETHER with all and singular the hereditament and appurtenances thereto belonging, or in anyway appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, claim and demand whatsoever of the grantor, either in law or equity, or, in and to the above bargained premises, with the hereditaments and appurtenances.

       TO HAVE AND TO HOLD the said premises above bargained and described with the appurtenances, unto the grantee, its heirs and assigns forever. And the grantor for itself, its heirs and personal representatives, does covenant, grant, bargain, and agree to and with the grantee, its heirs and assigns, that at the time of the ensealing and delivery of these presents, it is well seized of the premises above conveyed, has good, sure, perfect, absolute and indefeasible estate of inheritance, in law, in fee simple, and has good right, full power and authority to grant, bargain, sell and convey the same in manner and form as aforesaid, and that the same are free and clear from all former and other grants, bargains, sales, liens, taxes, assessments, encumbrances, and restrictions of whatever kind or nature soever, except

       The grantor shall and will WARRANT AND FOREVER DEFEND the above-bargained premises in the quiet and peaceable possession of the grantee(s), its heirs and assigns, against all and every person or persons lawfully claiming the whole or any part thereof.

       IN WITNESS WHEREOF, the grantor has executed this deed on the date set forth above.


                                        ---------------------------------

                                        ---------------------------------



                                        ---------------------------------

STATE OF WASHINGTON               )
                                  )     ss.
COUNTY OF __________________      )

              On this ____ day of December, 1995, before me personally appeared ________________ to me known to be the ________________ of __________
__________ that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned and on oath stated that he was authorized to execute said instrument.

              IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first written above.



                                      -------------------------------------
                                      Notary Public in and for the State of
                                      Washington
                                      My Commission Expires:_______________

                                  EXHIBIT H

                   FORM OF WRITTEN AUTHORIZATION TO CLOSE

                                  December
                                  ________
                                   1 9 9 5


Chicago Title Insurance Company
National Business Unit
16969 Van Karman
Irvine, California 92714

              Re: Purchase and Sale Agreement dated December 1995, (the "Purchase Agreement") by and among Crossings International Corporation, a Washington corporation ("Seller"), Nationwide Health Properties, Inc., a Maryland corporation ("Buyer"), New Crossings International Corporation a Nevada corporation ("Tenant") and 2010 Union Limited Partnership, a Washington limited partnership ("Union Limited Partnership"); Your Order Nos.: NBU 148041 (Albany Residential - No. 19-26221); NBU 148042 (The Atrium - No. 1029353); NBU 148043
                    (Canterbury Gardens - No. 1029348); NBU 148044 (Columbia Edgewater - No. 46957-SW); NBU 148045 (Courtyard Village - No. 19-26220); NBU 148046 (Forest Grove Residential - No. 145187); NBU 148047 (Heritage Mt. Hood - No. 145219); NBU
                    1480489 (McMinnville Residential Estates - No. 3676574);
                    NBU 148049 (Ridge Point - No. 1029352); NBU 148050 (River
                    Place - No. P142614); NBU 148051 (The Heritage at Rogue Valley - No. 03-30651); and NBU 148052 (Union Park at Allenmore No. 131438)

Ladies and Gentlemen:

              You are hereby authorized to comply with the instructions delivered to you in our Closing Procedure Letter dated December __, 1995.

              Please confirm your receipt hereof and compliance with the aforementioned instructions by contacting, via telephone, either Steven L. Edwards, Esq., at (714) 669-7903 or Tracy D. Johnson, Esq., at (714) 669-7924.

              This Written Authorization to Close may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

                                      "BUYER"

                                      NATIONWIDE HEALTH PROPERTIES, INC.
                                      a Maryland corporation

                                      By:
                                         ---------------------------------
                                         Name:
                                              ----------------------------
                                         Title:
                                               ---------------------------


                                      "SELLER"

                                      CROSSINGS INTERNATIONAL CORPORATION,
                                      a Washington corporation

                                      By:
                                         ---------------------------------
                                         Richard W. Boehlke,
                                         President


                                      "TENANT"

                                      NEW CROSSINGS INTERNATIONAL
                                      CORPORATION,
                                      a Nevada corporation

                                      By:
                                         ---------------------------------
                                         Richard W. Boehlke,
                                         President


                                      "UNION LIMITED PARTNERSHIP"

                                      2010 UNION LIMITED PARTNERSHIP,
                                      a Washington limited partnership

                                      By:
                                         ---------------------------------
                                         Richard W. Boehlke,
                                         its general partner

                                   EXHIBIT I

                    SCHEDULE OF ENVIRONMENTAL AUDIT REPORTS


1. Phase One Environmental Property Assessment prepared by PBS Environmental, dated November, 1995, Project Number 8322.02, for Albany Residential, Albany, Oregon.

2, Phase One Environmental Property Assessment prepared by PBS Environmental, dated November, 1995, Project Number 8322.04, for The Atrium, Boulder, Colorado.

3, Phase I Environmental Site Assessment prepared by Terracon Consultants Western, Inc., dated November, 2, 1995, Project Number 46955032, for Canterbury Gardens, Aurora, Colorado.

4. Phase One Environmental Property Assessment prepared by PBS Environmental, dated November, 1995, Project Number 8322.06, for Columbia Edgewater, Richland, Washington.

5. Phase One Environmental Property Assessment prepared by PBS Environmental, dated November, 1995, Project Number 8322.01, for Courtyard Village, Albany, Oregon.

6. Phase I Environmental Site Assessment prepared by Hahn and Associates, Inc., Environmental Management, dated November 8, 1995, for Forest Grove Residential, Forest Grove, Oregon.

7. Phase One Environmental Property Assessment prepared by PBS Environmental, dated November, 1995, Project Number 8322.07, for The Heritage at Rogue Valley, Medford, Oregon.

8. Phase One Environmental Property Assessment prepared by PBS Environmental, dated November, 1995, Project Number 8322.03, for The Heritage, Mt. Hood, Gresham, Oregon.

9. Phase I Environmental Site Assessment prepared by Hahn and Associates, Inc., Environmental Management, dated November 7, 1995, for McMinnville Residential Estates, McMinnville, Oregon.

10. Phase I Environmental Site Assessment prepared by Terracon Consultants Western, Inc., dated November 3, 1995, Project Number 22957023, for Ridge Point, Boulder, Colorado.





                                      I-1